Exhibit 10.1
AMENDMENT NO. 3
TO
WHEELS UP EXPERIENCE INC. 2021 LONG-TERM INCENTIVE PLAN,
AS AMENDED AND RESTATED APRIL 1, 2023
This Amendment No. 3 (this “Amendment”) to the Wheels Up Experience Inc. 2021 Long-Term Incentive Plan, as amended and restated April 1, 2023 (as amended by Amendment No. 1 thereto, effective as of June 6, 2024, and as further amended by Amendment No. 2 thereto, effective as of June 10, 2025, collectively, the “Plan”), is adopted by the Board of Directors of Wheels Up Experience Inc. (the “Company”) on March 31, 2026, to be effective upon approval (the “Amendment Effective Time”) of this Amendment by the Company’s stockholders at a duly called and noticed meeting of the Company’s stockholders or by written consent of the Company’s stockholders, in each case in accordance with the Company’s Amended and Restated Certificate of Incorporation, dated November 15, 2023, Amended and Restated By-Laws, effective as of November 15, 2023, and the General Corporation Law of the State of Delaware. Capitalized terms used herein but not otherwise defined herein shall have the meaning given to such terms in the Plan.
Effective as of the Amendment Effective Time, the Plan shall be amended as follows:
1.    Paragraph A of Article III of the Plan is hereby deleted in its entirety and replaced with the following:
A.    The aggregate number of Shares as to which Awards may be granted from time to time shall be 135,149,682 Shares (subject to adjustment for stock splits, stock dividends, and other adjustments described in Article XIX hereof). The aggregate number of Shares as to which Incentive Options may be granted from time to time shall not exceed 135,149,682 (subject to adjustment for stock splits, stock dividends and other adjustments described in Article XIX hereof).
2.    For the avoidance of doubt and without limiting the generality of Paragraph A of Article III of the Plan (as amended by this Amendment), if the Company gives effect to any adjustment described in Article XIX hereof between March 31, 2026 and the date on which Amendment No. 3 to the Plan is approved by the Company’s stockholders, the aggregate number of Shares listed in Paragraph A of Article III of the Plan (as amended by this Amendment) shall be automatically adjusted as set forth in Article XIX hereof.
3.    Article XXI of the Plan is hereby deleted in its entirety and replaced with the following:
XXI.    TERMINATION OF THE PLAN
The Plan shall terminate ten (10) years from March 31, 2026. The Plan may be terminated at an earlier date by vote of the stockholders or the Board; provided, however, that any such earlier termination shall not affect any Award Agreements executed prior to the effective date of such termination. Notwithstanding anything in this Plan to the contrary, any Options granted prior to the effective date of the Plan’s termination may be exercised until the earlier of (i) the date set forth in the Award Agreement, and (ii) in the case of an Incentive Option, ten (10) years from the date the Option is granted; and the provisions of the Plan with respect to the full and final authority of the Committee under the Plan shall continue to control.
3.    This Amendment shall be governed by the laws of the State of Delaware and construed in accordance therewith.
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RESTRICTED STOCK UNIT AWARD AGREEMENT
This Restricted Stock Unit Award Agreement (this “Agreement”) is made as of [•] (the “Grant Date”), between Wheels Up Experience Inc., a Delaware corporation (the “Company”), and [•] (the “Grantee”).
WHEREAS, the Company maintains the Wheels Up Experience Inc. 2021 Long-Term Incentive Plan (as it may be amended from time to time, the “Plan”), pursuant to which the Company may grant, among other awards, an award denominated in units of its common capital stock (“Restricted Stock Units”), which are subject to the terms and conditions of the Plan;
WHEREAS, the Company desires to grant to the Grantee an award of Restricted Stock Units as provided herein; and
WHEREAS, the Company and the Grantee understand and agree that any capitalized terms used herein, if not otherwise defined, shall have the same meanings as in the Plan (the Grantee being referred to in the Plan as a “Participant”).
    NOW, THEREFORE, in consideration of the forgoing and following mutual covenants and for other good and valuable consideration, the parties agree as follows:
1.Grant of Restricted Stock Units. The Company grants to the Grantee [•] Restricted Stock Units (the “Restricted Stock Units”) subject to the terms and conditions and all the limitations set forth herein and in the Plan, which is incorporated herein by reference. This Agreement and the awards described herein are effective as of the Grant Date but shall be canceled and forfeited if the Grantee fails to complete, not later than sixty (60) days after such awards are communicated electronically to the Grantee, all the steps necessary to accept the awards electronically at the Morgan Stanley At Work Shareworks website (https://www.morganstanley.com/atwork/shareworks) (the “Site”), including without limitation acknowledging that the Grantee has read all of the documentation provided at the Site and confirming acceptance of the awards. If the Site does not reflect confirmation of acceptance of the awards by midnight on the sixtieth (60th) day after the awards described herein are communicated electronically to the Grantee, this Agreement, and the awards described herein, shall be canceled and forfeited without further action by the Grantee. Each Restricted Stock Unit is a notional amount that represents one share of Common Stock. Each Restricted Stock Unit constitutes the right, subject to the terms, conditions and vesting schedule of the Plan and this Agreement, to receive a distribution of a share of Common Stock. The Grantee acknowledges receipt of a copy of the Plan and acknowledges that the definitive records pertaining to the grant of the Restricted Stock Units, and rights hereunder, shall be retained by the Company.
2.    Vesting. To the extent not previously forfeited and except as set forth in the Plan, the Restricted Stock Units shall become vested as follows: 1/4th of the Restricted Stock Units shall vest on the one year anniversary of the Grant Date, while the remaining Restricted Stock Units shall vest in 12 equal quarterly installments of 1/16th of the Restricted Stock Units each, commencing three months after the one year anniversary of the Grant Date, if the Grantee is continuously employed by, or maintains a service relationship with, the Company through the applicable vesting date; provided, however, that in the event of a Qualifying Retirement (as defined below) of the Grantee, any unvested Restricted Stock Units that were scheduled to vest on or after the date of such Qualifying Retirement shall continue to vest in accordance with the vesting and settlement terms set forth in this Agreement following the Qualifying Retirement of the Grantee and until all such unvested Restricted Stock Units shall vest in-full. Except as provided in the Plan or in the event of a Qualifying Retirement, if the Grantee’s employment or other service relationship terminates prior to the applicable vesting date, the Restricted Stock Units that would have vested on such date shall be forfeited by the Grantee. “Qualifying Retirement” means any termination of employment with the Company and/or its Affiliates by the Grantee for any reason other than death, Disability or termination for Cause on or after Grantee’s 60th birthday; provided, that the Grantee has completed at least five (5) consecutive years of service to the Company and/or its Affiliates since his or her most recent hire date with the Company and/or such Affiliate. For the avoidance of doubt, unless the Company releases the Grantee in writing from the restrictions and covenants set forth in Appendix A to this Agreement, such restrictions and covenants shall continue in full force and effect until the longer of (y) the applicable periods set forth in Appendix A hereto and (z) such time that all unvested Restricted Stock Units granted under this Agreement vest in-full following a Qualifying Retirement pursuant to the vesting and settlement terms set forth in this Agreement.
3.Settlement. Subject to Sections 1, 4 and 5 hereof, and as otherwise provided in the Plan, the Company shall deliver to the Grantee one Share in settlement of each Restricted Stock Unit that has vested as provided in Section 2 above as soon as reasonably practicable following each such vesting date, but in no event shall the Shares be issued later than the date that is two and one-half (2 ½) months following the date on which the Restricted Stock Unit vests or, if the Company deems it necessary to comply with any applicable securities laws or blackout limitations, no later than the date which is two and one-half (2 ½) months following the end of the calendar year in which the Restricted Stock Unit vests (the “Settlement Date”). On the Settlement Date, the Company shall either (x) register the issuance of the Share in the name of the Grantee through a book entry credit in the records of the Company’s transfer agent, or (y) issue one or more certificates evidencing the Share to the Grantee. No fractional Shares shall be issued in settlement of Restricted Stock Units. Fractional Restricted Stock Units shall be settled through a cash payment equal to the proportional amount of the Fair Market Value of a Share on the Settlement Date. The issuance and transfer of Shares in connection with the Restricted Stock Units shall be subject to compliance by the Company and the Grantee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange or quotation system on which the Common Stock is listed or quoted. No Shares shall be issued or transferred unless and until any then applicable requirements of state and federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel.
4.Withholding. In addition to any rights or obligations with respect to the federal, state, local or foreign income taxes, withholding taxes or employment taxes required to be withheld under applicable law, the Company or any Affiliate employing or otherwise engaging the Grantee shall have the right to withhold from the Grantee, or otherwise require the Grantee or an assignee to pay, any such required withholding obligations arising as a result of grant or vesting
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and settlement of the Restricted Stock Units or any other taxable event occurring pursuant to this Agreement, including, without limitation, to the extent permitted by law, the right to deduct any such withholding obligations from any payment of any kind otherwise due to the Grantee or to take such other actions (including, without limitation, withholding any Shares or cash deliverable pursuant to the Plan or any Award) as may be necessary to satisfy such withholding obligations.
5.Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Restricted Stock Units are exempt from the requirements of Section 409A of the Code as “short-term deferrals,” as described in Section 409A of the Code and the rules and regulations promulgated thereunder; provided, however, if the settlement of the Restricted Stock Units does not satisfy the requirements Section 409A of the Code as “short term deferrals,” the Agreement shall be interpreted is such manner that all provisions relating to the settlement of the Restricted Stock Units satisfy the requirements of Section 409A of the Code.
6.Non-Assignability. The Restricted Stock Unit shall not be transferable by the Grantee, except as the Plan or this Agreement may otherwise provide.
7.Notices. Any notices required or permitted by the terms of this Agreement or the Plan shall be given by registered or certified mail, return receipt requested, addressed as follows:
To the Company:    Wheels Up Experience Inc.
            2135 American Way
Chamblee, Georgia 30341
            Attn: Chief Legal Officer

And to the Grantee at the most recent address the Grantee has provided to the Company. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions.
8.Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.
9.Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives any and all right to trial by jury of any claim or cause of action in any legal proceeding arising out of or related to this Agreement or the transactions or events contemplated hereby or any course of conduct, course of dealing, statements (whether verbal or written) or actions of any party hereto. The parties hereto each agree that any and all such claims and causes of action shall be tried by a court trial without a jury. Each of the parties hereto further waives any right to seek to consolidate any such legal proceeding in which a jury trial has been waived with any other legal proceeding in which a jury trial cannot or has not been waived.
10.Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.
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11.Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its Affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including, but not limited to, Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee: (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
12.No Rights as Stockholder; No Voting Rights. The Grantee shall not be, nor have any of the rights or privileges of, a stockholder in respect of Restricted Stock Units awarded pursuant to the Plan unless and until the Shares attributable to such Restricted Stock Units have been issued to the Grantee.
13.Restrictive Covenants. The Grantee acknowledges and recognizes the highly competitive nature of the businesses of the Company, that the Grantee will be allowed access to confidential and proprietary information (including, but not limited to, trade secrets) about those businesses, as well as access to the prospective and actual customers, suppliers, investors, clients and partners involved in those businesses, and the goodwill associated with the Company. The Grantee accordingly agrees to the provisions of Appendix A to this Agreement (the “Restrictive Covenants”). For the avoidance of doubt, the Restrictive Covenants contained in this Agreement are in addition to, and not in lieu of, any other restrictive covenants or similar covenants or agreements between the Grantee and the Company or any Affiliate thereof.
14.Recoupment. The Restricted Stock Units (and gains earned or accrued in connection with the Restricted Stock Units) shall be subject to the Company’s clawback policy (as it may be amended from time to time) and such generally applicable policies as to forfeiture and recoupment (including, without limitation, upon the occurrence of material financial or accounting errors, financial or other misconduct or the Grantee’s breach of the Restrictive Covenants and/or Article XV of the Plan) as may be adopted by the Committee or the Board from time to time. Any such policies may (in the discretion of the Committee or the Board) be applied to the Restricted Stock Units at the time of adoption of such policies, or on a prospective basis only. The Grantee shall also forfeit and disgorge to the Company the Restricted Stock Units and any gains earned or accrued due to the sale of any Common Stock to the extent required by applicable law or as required by any stock exchange or quotation system on which the Common Stock is listed or quoted, in each case in effect on or after the effective date of the Plan, including but not limited to Section 304 of the Sarbanes-Oxley Act of 2002 and Section 10D of the Exchange Act. The implementation of policies and procedures pursuant to this Section 14, the Plan or applicable law and any modification of the same shall not be subject to any restrictions on amendment or modification of Awards.
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15.No Right to Continued Employment or Service Relationship. Nothing in this Agreement shall be deemed to confer on the Grantee any right to continued employment by, or other service relationship with, the Company or any Affiliate, or to interfere with or limit in any way the right of the Company or any Affiliate to terminate such employment or other service relationship at any time.
16.Waiver; Amendment. Any party hereto or beneficiary hereof may by written notice to the other parties (i) extend the time for the performance of any of the obligations or other actions of the other parties under this Agreement, (ii) waive compliance with any of the conditions or covenants of the other parties contained in this Agreement and (iii) waive or modify performance of any of the obligations of the other parties under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party or beneficiary, shall be deemed to constitute a waiver by the party or beneficiary taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto or beneficiary hereof of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach, and no failure by a party or beneficiary to exercise any right or privilege hereunder shall be deemed a waiver of such party’s or beneficiary’s rights or privileges hereunder or shall be deemed a waiver of such party’s or beneficiary’s rights to exercise the same at any subsequent time or times hereunder. This Agreement may not be amended, modified or supplemented orally, but only by a written instrument executed by the Grantee and the Company.
[Remainder of this page intentionally left blank; signature page follows]
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IN WITNESS WHEREOF, the Company and the Grantee have caused this Agreement to be executed on their behalf, by their duly authorized representatives, as of the day and year first above written.

WHEELS UP EXPERIENCE INC.        GRANTEE

By:
Name:    [•]                        Name:    [•]
Title:    [•]

[Signature Page to Restricted Stock Unit Award Agreement]

APPENDIX A

CONFIDENTIALITY AGREEMENT AND RESTRICTIVE COVENANTS

As an employee of or service provider to Wheels Up Experience Inc. (together with its direct and indirect subsidiaries, “Wheels Up” or the “Company”), I recognize that Wheels Up operates in an intensely competitive environment, especially with respect to the innovation, services and pricing that Wheels Up provides, and the customers it develops and seeks to develop. I further recognize that Wheels Up’s relationships with its customers, employees, Wheels Up Business Partners (as defined below) and others with whom it has business dealings (collectively, “Business Relationships”) are considered to be valuable and critical assets of Wheels Up. I also understand that, during my employment or other service relationship with Wheels Up, I will develop and have access to Wheels Up’s Confidential Information (as defined below). I recognize that Wheels Up has expended substantial resources in support of my work and to develop and maintain its Business Relationships and Confidential Information. I understand that Wheels Up’s Confidential Information is not known outside of Wheels Up, that Wheels Up guards the secrecy of its Confidential Information, and that such Confidential Information is of great competitive value to Wheels Up. To protect and prevent the unauthorized disclosure of Wheels Up’s Confidential Information and to protect its Business Relationships, I hereby agree that all provisions of this Confidentiality Agreement and Restrictive Covenants (this “Restrictive Covenant Agreement”) are essential and material terms and conditions of my employment or other service relationship:
1.Non-Competition. For as long as I am employed or otherwise engaged by Wheels Up, I shall devote my full time and efforts to Wheels Up and shall not participate, directly or indirectly, in any business or activity that is in competition with Wheels Up. During the twelve (12) month period following the effective date of the termination of my Wheels Up employment or other service relationship, I agree not to directly or indirectly acquire any interest in, manage, control, participate in, consult with, become employed by, or render services to a Wheels Up Competitor (as defined below) in the United States or Canada. This provision shall not prohibit me from being a passive owner of not more than two percent (2%) of the outstanding stock of any class of securities of a corporation that is publicly traded, so long as I have no active participation in the business of such corporation.
2.Non-Solicitation/Non-Interference.     I agree that, during my employment or other service relationship and for a period of twelve (12) months following the effective date of the termination of my employment or other service relationship for any reason, I will not, in any capacity, directly or indirectly:
a.Solicit (as defined below) or attempt to Solicit any Restricted Wheels Up Customer (as defined below) for the purpose of providing to such customer products or services that are competitive with the products or services provided by Wheels Up to such Restricted Wheels Up Customer; or
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b.encourage, entice or induce any Restricted Wheels Up Customer or Wheels Up Business Partner to transfer its business or patronage from Wheels Up; or
c.provide services or products to any Restricted Wheels Up Customer that are similar or substantially related to the services or products that Wheels Up provides or has provided to such Restricted Wheels Up Customer; or
d.Solicit, encourage, entice or induce any Wheels Up employee to leave his or her employment with Wheels Up; or
e.directly or indirectly hire or cause any person to be hired who was employed by Wheels Up at the time of the termination of my Wheels Up employment or during any of the twelve (12) months preceding such termination.
3.Non-Disclosure. I agree to hold Wheels Up’s Confidential Information in the strictest of confidence and further agree that, during my employment, and at all times after its termination for whatever reason, I will not, in any capacity, directly or indirectly, use, disclose, publish or make available to any person or entity any of Wheels Up’s Confidential Information, except (i) such as may be necessary on behalf of Wheels Up, on a “need to know” basis, in the ordinary course of performing my duties as a Wheels Up employee, (ii) in response to a subpoena or as otherwise required by law, provided in the case of a subpoena, I must first provide notice to the Company so that it may evaluate whether to seek to quash any such subpoena, or (ii) to my advisors within the scope of providing services to me, provided they agree in writing not to disclose such Confidential Information in accordance with the terms of this Restrictive Covenant Agreement.
4.Intellectual Property. I agree that Wheels Up is the sole and exclusive owner of all right, title and interest in all discoveries, developments, designs, improvements, inventions, innovations, processes, techniques, algorithms, technologies, programs, software, works of authorship, know-how and data (whether or not registrable under copyright, trademark or patent statutes), patents, trade secrets, copyrights, trademarks and proprietary information which I may make, conceive, develop, produce, learn, process or acquire, either individually or jointly with others, while providing services as an employee or other service provider of Wheels Up and all the goodwill associated therewith (collectively, the “Intellectual Property”). I shall promptly and fully disclose to Wheels Up all Intellectual Property. I acknowledge and agree that Intellectual Property that is a work of authorship is a “work for hire” (as that term is used under U.S. copyright law), and Wheels Up (or its affiliates, associated companies, successors, assigns or nominees) shall be the sole owner of all copyrights in or connected with such Intellectual Property, including, without limitation, all drawings, memoranda, notes, records, files, correspondence, manuals, models, specifications, computer programs, maps and all other writings or materials of any type embodying any such Intellectual Property. I hereby waive any moral rights that I may have with respect to the Intellectual Property. I hereby irrevocably assign and agree to assign to Wheels Up (or its affiliates, members, associated companies, successors, assigns or nominees) my entire right, title and interest in the Intellectual Property, present and future. I agree to take all reasonable actions and cooperate as is necessary to protect and preserve the intellectual and proprietary rights in the Intellectual Property and further agree to promptly
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execute and deliver any specific assignments or other papers and lawful documents that might be necessary to perfect the sole right, title and interest in Wheels Up (or its affiliates, members, associated companies, successors, assigns or nominees) in the Intellectual Property covered in this Restrictive Covenant Agreement and promptly execute and deliver any and all papers and lawful documents required or necessary to obtain and maintain effective patent, copyright or other protection in the Intellectual Property by Wheels Up (or its affiliates, members, associated companies, successors, assigns or nominees) or that might otherwise be reasonably requested by Wheels Up, during and after my employment or other service relationship. I irrevocably designate and appoint Wheels Up and its duly authorized officers and agents as my agent and attorney-in-fact to execute and file any and all applications and other necessary documents and to do all other lawfully permitted acts to further the prosecution, issuance or enforcement of patents, copyrights, trade secrets and similar protections related to such Intellectual Property with the same legal force and effect as if I had executed them myself. I warrant and represent that, as of the date hereof, I own no inventions (whether patentable or not), patents, trade secrets, trademarks, trade names, copyrights, or other intellectual property that, if developed during my employment or other service relationship with Wheels Up, would be considered “Intellectual Property” hereunder, and that I have not executed and will not execute any document or instrument in conflict herewith.
5.Return of Property. I agree that immediately upon termination of my employment or other service relationship with Wheels Up for whatever reason, I will return to Wheels Up all of its property and information, including all copies thereof, in whatever form maintained, including, without limitation, documents, records, files, lists (including customer lists and prospective customer lists) and all of Wheels Up’s Confidential Information, and will delete all references to such property and information, including Wheels Up’s Confidential Information, from any personal mechanical or electronic files or devices I own or maintain, in whatever form, after providing only to Wheels Up a hard, electrical and/or computerized copy, in usable and readable format, of such property and information.
6.Subsequent Employment. I will provide a copy of this Restrictive Covenant Agreement to any prospective employer or other person or entity that is considering me for employment, so that the obligations and restrictions of this Restrictive Covenant Agreement are fully disclosed.
7.Injunctive Relief. I agree that money damages would be both incalculable and an insufficient remedy for any breach by me of this Restrictive Covenant Agreement and that any such actual, threatened or continuing breach will cause Wheels Up irreparable harm. In the event of any such breach of this Restrictive Covenant Agreement, Wheels Up shall be entitled, without the requirement of posting a bond, to equitable relief, including temporary, preliminary or permanent injunctive relief and specific performance against me, in any court of competent jurisdiction. Such equitable relief shall not be the exclusive remedy for any breach by me of this Restrictive Covenant Agreement but shall be in addition to any other damages or remedies available at law or in equity to Wheels Up. Wheels Up’s failure to pursue any of its rights under this Restrictive Covenant Agreement or similar agreements with others shall not prejudice any of Wheels Up’s rights under this Restrictive Covenant Agreement.
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8.Reasonable Terms. I agree that the terms and restrictions of this Restrictive Covenant Agreement are legitimate and reasonable in light of my access to Confidential Information, substantial contacts with Wheels Up’s customers, and Wheels Up’s need to develop and market its services and products. I acknowledge that Wheels Up markets and sells its services and/or products in North America and that it is reasonable to restrict my activities in the United States and Canada during the time periods provided for herein in accordance with this Restrictive Covenant Agreement. I further acknowledge that after the termination of my employment or other service relationship with Wheels Up for any reason, I will be able to earn a livelihood without violating the foregoing restrictions.
9.Non-Disparagement. I agree that I will not at any time, during or after my employment, to the extent permitted by law, disparage, criticize or ridicule Wheels Up or any affiliated or related entity or current or former officers, directors or employees of Wheels Up, to any individuals or entities with whom Wheels Up or any affiliated or related entity has or may have a business relationship or to any third party in the financial services community. Further, I will not make any negative public comments regarding Wheels Up or any affiliated entity by way of news interviews, posting comments on, or publishing internet blogs or webpages (whether or not done anonymously), or publishing and/or circulating any other form of media, or the expression of my personal views, opinions or judgments to the media, internet blogs or webpages, or otherwise (whether or not done anonymously). The foregoing shall not be violated by truthful statements in response to legal process, required governmental testimony or filings, or administrative or arbitral proceedings (including, without limitation, depositions in connection with such proceedings), and the foregoing shall not apply to any claims for harassment or discrimination to the extent so restricted by applicable state law.
10.Enforceability. In the unlikely event that any of the covenants or provisions contained in this Restrictive Covenant Agreement, or any part thereof, is held to be unenforceable because of their duration, scope or the geographic area covered thereby, or for any other reason, the court making such determination shall have the power to reduce the duration, scope and/or geographic area thereof, or otherwise modify such covenant or provision, and enforce such covenant or provision in its reduced or modified form. If any of the covenants or provisions contained in this Restrictive Covenant Agreement, or any part thereof, is held to be invalid or unenforceable in any respect, the same shall not affect the remainder of the covenants or provisions which shall be given full force and effect without regard to the invalid portions.
11.Definitions:
“Confidential Information” means information that has or could have commercial value or other utility in the business in which Wheels Up is engaged, and all information which, if disclosed without authorization, could be detrimental to the interests of Wheels Up, including, without limitation, information regarding the identity of Wheels Up customers, prospective customers and business plans. Confidential Information includes, without limitation, discoveries, ideas, inventions (whether patentable or not), trade secrets, techniques, and other know-how, business methods, strategies, plans, products, marketing programs, pricing of goods and services, specifications, drawings, sketches, models, samples, data, computer programs, databases,
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applications, software, documentation, and other technical and business information, works of authorship (whether published or unpublished), customer lists, customer preference and other customer information, prospective customer information, and vendor information. Confidential Information also includes any information received from third parties that Wheels Up is obligated to treat as confidential or proprietary. Confidential Information shall not include information that becomes generally available to the public other than as a result of my disclosure.
“Restricted Wheels Up Customer” means any Wheels Up customer that I worked with, serviced, or became aware of as a result of my Wheels Up employment or other service relationship.
“Solicit” means to initiate any contact or communication of any kind, including, without limitation, an offer, announcement (including an announcement of a new affiliation), invitation or any request to transact business other than on behalf of Wheels Up, other than by means of a general announcement, posting or communication in a classified advertisement or the like, not targeted in any manner to any person or company against which there is a restriction against making a solicitation in this Restrictive Covenant Agreement.
“Wheels Up Business Partner” means any corporation, partnership, sole proprietorship or other entity from which Wheels Up purchases or otherwise acquires supplies, materials, services or financing, including, but not limited to, Wheels Up’s suppliers, distributors, advertising agency, public relations agency, vendors and investors.
“Wheels Up Competitor” means any corporation, partnership, sole proprietorship or other entity whose principal business involves marketing, soliciting or selling products or services materially and directly competitive with products or services being developed, produced, marketed or sold by Wheels Up as of the date of my termination. By way of example, Wheels Up Competitors as of the date hereof include NetJets, Directional Aviation, Flexjet, Sentient, Flight Options, XOJet, Vista Jet, JetLinx, FlyExclusive, PrivateFly and PlaneSense.
12.Nature of Employment or Service Relationship. As applicable, I agree that this Restrictive Covenant Agreement does not alter my at-will employment at Wheels Up and is in addition to and not a limitation on any other terms or conditions of my employment. I further agree that my continued employment or other service relationship with Wheels Up, as well as the Restricted Stock Unit Award Agreement by and between the Company and me, dated concurrent herewith, constitutes good and valuable consideration for this Restrictive Covenant Agreement. I have consulted or been given an opportunity to consult with my personal attorney before signing this Restrictive Covenant Agreement.
13.State and Commonwealth Law Modifications. I agree that if I, on the last day of my employment or other service relationship with Wheels Up (for any reason), primarily reside and work in California, Illinois, Louisiana, Massachusetts, Nebraska, Oklahoma, Puerto Rico, South Carolina, Virginia, Washington or Wisconsin, I am subject to the modifications to this Restrictive Covenant Agreement set forth in Exhibit I applying to such state and to the extent such state law applies.
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14.Governing Law. This Restrictive Covenant Agreement shall be governed and enforced under the laws of the State of New York, without regard to any conflicts of laws principles thereof that would call for the application of the laws of any other jurisdiction. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Restrictive Covenant Agreement may be brought against either of the parties in the courts of the State of New York located in New York County, or if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world, whether within or without the State of New York.
[Signature page follows]
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IN WITNESS WHEREOF, the Company and the Grantee have caused this Restrictive Covenant Agreement to be executed on their behalf, by their duly authorized representatives, as of the dates set forth below.
WHEELS UP EXPERIENCE INC.        GRANTEE

By:
Name:    [•]                        Name:    [•]
Title:    [•]

Date:    [•]                        Date:    [•]

EXHIBIT I
STATE AND COMMONWEALTH LAW MODIFICATIONS
    This Exhibit I to the Confidentiality Agreement and Restrictive Covenants Agreement (the “Restrictive Covenant Agreement”) includes jurisdiction-specific “Addenda,” which modify the Restrictive Covenant Agreement as applied to individuals who primarily reside and work in one of the applicable jurisdictions, but only to the extent the laws of such jurisdiction are applicable to the Restrictive Covenant Agreement. The Addenda of this Exhibit I should be read in conjunction with the rest of the Restrictive Covenant Agreement and enforced to the fullest extent permissible to protect Wheels Up’s legitimate business interests.
CALIFORNIA ADDENDUM
No. 1:
The covenants in Section 1 “Non-Competition” apply during my employment with Wheels Up, but do not apply post-employment, during such time that my base location is in California.
No. 2:
The covenants in Section 2 “Non-Solicitation/Non-Interference” apply during my employment with Wheels Up, but do not apply post-employment, during such time that my base location is in California.
No. 3:
Section 4 “Intellectual Property” is supplemented by the following:
The terms of this Restrictive Covenant Agreement requiring disclosure and assignment of inventions to Wheels Up do not apply to any invention that qualifies fully under California Labor Code Section 2870, which reads:
(a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer’s equipment, supplies, facilities, or trade secret information except for those inventions that either:
(1)    Relate at the time of conception or reduction to practice of the invention to the employer’s business, or actual or demonstrably anticipated research or development of the employer; or
(2)    Result from any work performed by the employee for the employer.

(b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.
While employed, I will advise Wheels Up promptly in writing of any inventions that I believe meet the criteria in California Labor Code Section 2870 for a confidential ownership determination.
No. 4:
Section 9 “Non-Disparagement” is stricken and replaced by the following:
During the term of my employment or other service relationship with Wheels Up and at all times thereafter, I will not directly, or through any other person or entity, make any public or private statements that are disparaging of Wheels Up, its affiliates or subsidiaries, or their respective businesses or employees, officers, directors, or stockholders, or any product or service offered by Wheels Up, except as otherwise allowed by law, including California Government Code Section 12964.5.
No. 5:
Section 13 “Governing Law” shall substitute “California” for “New York” with respect to the choice of law and forum, during such time that I primarily reside and work in California.
ILLINOIS ADDENDUM
(effective as of January 1, 2022)
No. 1:
The covenants in Section 1 “Non-Competition” shall only apply if, at the time of my termination of employment (for any reason), (i) my actual or expected annualized rate of earnings exceeds $75,000 per year beginning January 1, 2022, $80,000 per year beginning on January 1, 2027, $85,000 per year beginning on January 1, 2032, or $90,000 per year beginning on January 1, 2037, and (ii) I am not covered by a collective bargaining agreement under the Illinois Public Labor Relations Act or the Illinois Educational Labor Relations Act.
In the event that (i) Section 1 “Non-Competition” applies based on the foregoing paragraph and (ii) Wheels Up terminates me or furloughs me or lays me off as the result of business circumstances or governmental orders related to the COVID-19 pandemic, or under circumstances that are similar to the COVID-19 pandemic, then Section 1 “Non-Competition” shall be supplemented by the following language:
If Wheels Up enforces the restrictions in this Section 1 for a period of twelve (12) months following the effective date of termination of my employment as the result of business circumstances or governmental orders related to the COVID-19 pandemic, or under circumstances that are similar to the COVID-19 pandemic, it will pay me, during such period, an amount equal to my base salary at the time of termination for the period of enforcement, minus compensation earned through subsequent employment during the period of enforcement. Such payments will be made on a pro-rata basis during the period of enforcement in the same manner that I would have received base salary payments from Wheels Up had I been employed during such period.
No. 2:
The covenants in Section 2 “Non-Solicitation/Non-Interference” shall only apply if, at the time of my termination of employment (for any reason), my actual or expected annualized rate of earnings exceeds $45,000 per year beginning January 1, 2022, $47,500 per year beginning on January 1, 2027, $50,000 per year beginning on January 1, 2032, and $52,500 per year beginning on January 1, 2037.
No. 3:
Section 8 “Reasonable Terms” is supplemented by the following:
In addition, I acknowledge and agree that the non-competition restrictions contained in Section 1 of this Restrictive Covenant Agreement are no greater than are required for the protection of Wheels Up’s legitimate business interests, such restrictions do not impose undue hardship on me and the restrictions are not injurious to the public.
No. 4:
Section 9 “Non-Disparagement” is supplemented by the following:
Further, Wheels Up hereby informs me the foregoing is not intended to bar me from disclosing or communicating any claims protected under the Illinois Workplace Transparency Act.
No. 5:
The final sentence of Section 12 “Nature of Employment” is stricken and replaced by the following:
I acknowledge and agree that Wheels Up advised me to consult with an attorney prior to signing this Restrictive Covenant Agreement and further advised me that I have at least fourteen (14) calendar days within which to review and consider this Restrictive Covenant Agreement and that, if I sign this Restrictive Covenant Agreement in less time, I have done so voluntarily.
No. 6:
Section 13 “Governing Law” shall substitute “Illinois” for “New York” with respect to the choice of law and forum, during such time that I primarily reside and work in Illinois.

LOUISIANA ADDENDUM
No. 1:
The geographic scope in Section 1 “Non-Competition” is limited to that geographic area where I had performed material responsibilities for Wheels Up, represented Wheels Up or had business contact with Restricted Wheels Up Customers in the two (2) year period preceding the termination of my employment from Wheels Up. This restricted geographic area (the “Restricted Area”) shall encompass the following Louisiana parishes: Acadia Parish, Allen Parish, Ascension Parish, Assumption Parish, Avoyelles Parish, Beauregard Parish, Bienville Parish, Bossier Parish, Caddo Parish, Calcasieu Parish, Caldwell Parish, Cameron Parish, Catahoula Parish, Claiborne Parish, Concordia Parish, DeSoto Parish, East Baton Rouge Parish, East Carroll Parish, East Feliciana Parish, Evangeline Parish, Franklin Parish, Grant Parish, Iberia Parish, Iberville Parish, Jackson Parish, Jefferson Parish, Jefferson Davis Parish, Lafayette Parish, Lafourche Parish, LaSalle Parish, Lincoln Parish, Livingston Parish, Madison Parish, Morehouse Parish, Natchitoches Parish, Orleans Parish, Ouachita Parish, Plaquemines Parish, Pointe Coupee Parish, Rapides Parish, Red River Parish, Richland Parish, Sabine Parish, St. Bernard Parish, St. Charles Parish, St. Helena Parish, St. James Parish, St. John the Baptist Parish, St. Landry Parish, St. Martin Parish, St. Mary Parish, St. Tammany Parish, Tangipahoa Parish, Tensas Parish, Terrebonne Parish, Union Parish, Vermilion Parish, Vernon Parish, Washington Parish, Webster Parish, West Baton Rouge Parish, West Carroll Parish, West Feliciana Parish, and Winn Parish, all so long as the business of Wheels Up is transacted therein.
No. 2:
The lead-in to Section 2 “Non-Solicitation/Non-Interference” is stricken and replaced by the following:
I agree that, during my employment or other service relationship and for a period of twelve (12) months following the effective date of the termination of my employment or other service relationship for any reason, I will not, in any capacity, directly or indirectly, within the Restricted Area, as defined in Section 2:…
No. 3:
Section 13 “Governing Law” shall substitute “Louisiana” for “New York” with respect to the choice of law and forum, during such time that I primarily reside and work in Louisiana.
MASSACHUSETTS ADDENDUM
No. 1:
Section 1 “Non-Competition” is stricken and replaced by the following:
1.    Non-Competition. In exchange for Wheels Up providing me the consideration set forth in the Restricted Stock Unit Award Agreement by and between the Company and me, dated concurrent herewith, I agree that during my employment and for a period of twelve (12)

months from the “Termination Date” (i.e., the date of my voluntary termination of employment or of the involuntary termination of my employment with Cause (as defined below)), I will not, directly or indirectly, engage in “Competition” (as defined below) within the “Geographic Region” (as defined below).
(a)    “Cause” means misconduct, violation of any policy of Wheels Up, including any rule of conduct or standard of ethics of Wheels Up, breach of this Restrictive Covenant Agreement (including this Addendum) or the breach of any confidentiality, non-disclosure, non-solicitation or assignment of inventions obligations to Wheels Up, failure to meet Wheels Up’s reasonable performance expectations, or other grounds directly and reasonably related to the legitimate business needs of Wheels Up.
(c)    “Competition” means to provide the same or substantially similar services to a Wheels Up Competitor as those that I provided to Wheels Up during the last two (2) years of my employment with Wheels Up. “Competition” does not include passive investments of less than two percent (2%) ownership interest in any entity.
(d)    “Geographic Region” means the geographic area in which I, during any time within the last two years of my employment with Wheels Up, provided services or had a material presence or influence.
(e)    If Wheels Up enforces the restrictions in this Section 1 for a period of time after the Termination Date (the “Restraint Period”), it will pay me, during the Restraint Period, an amount equal to fifty percent (50%) of my annual base salary. My annual base salary, for the purposes of this Section 1(e), will be calculated based on my average annual salary for my last two (2) years of employment, less any applicable deductions, and excluding any incentive compensation, bonuses, benefits, or other compensation, less any applicable deductions (the “Restraint Payment”). The Restraint Payment will be paid on a pro-rata basis during the Restraint Period in the same manner that I would have received wages from Wheels Up had I been employed during the Restraint Period.
(f)    The Restraint Period shall be extended from twelve (12) months following the Termination Date to twenty-four (24) months following the Termination Date if I (i) breached my fiduciary duty(ies) to Wheels Up or (ii) unlawfully took, physically or electronically, property belonging to Wheels Up. In the event that the Restraint Period is extended due to my breach of my fiduciary duty(ies) to Wheels Up, or due to my having unlawfully taken, physically or electronically, property belonging to Wheels Up, Wheels Up shall not be required to provide payments to me during the extension of the Restraint Period.
(g)    I understand that if Wheels Up elects to waive the non-competition provisions set forth herein, I will not receive any compensation or consideration described in Section 1(e). I further understand that at the time of my separation from employment, Wheels Up shall elect whether to waive its enforcement of the non-competition provisions in this Restrictive Covenant Agreement (including this Massachusetts Addendum). I will be notified by Wheels Up of its election or waiver by letter, in a form of the following notice:

Wheels Up Experience Inc. (the “Company”), pursuant to Section 1 of the Massachusetts Addendum (dated ___________, 20__) to the Confidentiality Agreement and Restrictive Covenants (the “Restrictive Covenant Agreement”), in its sole discretion, elects to:
     Enforce the twelve (12) month Restraint Period according to Section 1 of the Addendum. As agreed to by the parties, the Company agrees to pay the employee the amounts described in Section 1(e) of the Addendum.
     Waive enforcement of the Restraint Period. The undersigned employee shall not receive any compensation or consideration pursuant to Section 1(e) of the Addendum.
Regardless of the election or waiver, the undersigned employee remains bound by all other terms of the Restrictive Covenant Agreement, and also remains bound by the terms of any and all other agreements between the undersigned employee and the Company.
(h)    If I was already employed by Wheels Up on the date of my signature on this Restrictive Covenant Agreement, I acknowledge that this Restrictive Covenant Agreement, including this Massachusetts Addendum, was delivered to me at least ten (10) business days before the date that this Addendum was executed by both of the parties. If I was not already employed by Wheels Up on the date of my signature on this Restrictive Covenant Agreement, I acknowledge that this Restrictive Covenant Agreement, including this Massachusetts Addendum, was delivered to me (i) before a formal offer of employment was made by Wheels Up, or (ii) ten (10) business days before the commencement of my employment with Wheels Up, whichever was earlier.
(i)    I acknowledge that I have been advised of my right to consult with counsel of my own choosing prior to signing this Restrictive Covenant Agreement and this Massachusetts Addendum. By signing this Restrictive Covenant Agreement and this Addendum, I acknowledge that I had time to read and understand the terms of this Restrictive Covenant Agreement and this Addendum, and to consult with my own legal counsel, not including counsel for Wheels Up, regarding this Restrictive Covenant Agreement and the Addendum prior to their execution. I agree that I have actually read and understand this Restrictive Covenant Agreement and this Addendum and all of their terms, and that I am entering into and signing this Restrictive Covenant Agreement and this Addendum knowingly and voluntarily, and that in doing so I am not relying upon any statements or representations by Wheels Up or its agents.
(j)    I acknowledge that (i) the Non-Competition covenant contained in this Section 1 is no broader than necessary to protect Wheels Up’s trade secrets, Confidential Information, and goodwill, and (ii) the business interests identified in this Restrictive Covenant Agreement cannot be adequately protected through restrictive covenants other than the Non-Competition covenant contained in this Section 1, including, without limitation, the non-solicitation and non-disclosure restrictions set forth in this Restrictive Covenant Agreement.
No. 2:
Section 8 “Reasonable Terms” is supplemented by the following:
In addition, I agree that the restrictions contained in this Restrictive Covenant Agreement are reasonable and necessary to protect Wheels Up’s legitimate business interests and that full compliance with the terms of this Restrictive Covenant Agreement will not prevent me from earning a livelihood following the termination of my employment, and that these covenants do not place an undue restraint on me. I further understand that the restrictions in this Restrictive Covenant Agreement – other than the non-competition restrictions set forth in Section 1 – apply no matter whether my employment is terminated by Wheels Up or me and no matter whether that termination is voluntary or involuntary. I understand that the non-competition provisions in Section 1 apply following the voluntary termination of my employment or the involuntary termination of my employment for Cause, as defined in Section 1, unless Wheels Up elects to waive the non-competition provisions of Section 1 as set forth in Section 1(g).
No. 3:
Section 13 “Governing Law” is supplemented by the following:
Notwithstanding the foregoing, the interpretation, validity, and enforcement of the non-competition provisions set forth in Section of this Restrictive Covenant Agreement and Massachusetts Addendum will be governed by the laws of the Commonwealth of Massachusetts, without regard to any conflicts of laws principles that would require the application of the law of another jurisdiction. The parties agree that any action relating to or arising out of the non-competition provisions shall be brought in (1) the United States District Court for the District of Massachusetts, Eastern Division, if that court has subject matter jurisdiction over the dispute, or, if it does not, in (2) the Business Litigation Session of the Suffolk County Superior Court, or, if the Business Litigation Session does not accept the case for whatever reason whatsoever, the Suffolk County Superior Court. The parties agree and consent to the personal jurisdiction and venue of the federal or state courts of Massachusetts for resolution of any disputes or litigation arising under or in connection with the non-competition provisions set forth in Section 1 of this Restrictive Covenant Agreement and this Massachusetts Addendum, and waive any objections or defenses to personal jurisdiction or venue in any such proceeding before any such court.
No. 4:
A new Section 14 “Survival” is added as follows:
I agree that all non-solicitation, non-disclosure and use, non-recruiting, and disclosure obligations in this Restrictive Covenant Agreement shall survive any termination of this Restrictive Covenant Agreement and extend to the proscribed periods following my last day of employment with Wheels Up (for any reason), and no dispute regarding any other provisions of this Restrictive Covenant Agreement or regarding my employment or the termination of my employment shall prevent the operation and enforcement of these obligations. I further agree that all non-competition obligations in this Restrictive Covenant Agreement shall survive the voluntary termination of my employment or the involuntary termination of my employment for Cause, as defined in Section 1, unless Wheels Up elects to waive the non-competition provisions of Section as set forth in Section 1(g), and no dispute regarding any other provisions of this Restrictive Covenant Agreement or regarding my employment or the termination of my employment shall prevent the operation and enforcement of these obligations.
NEBRASKA ADDENDUM
No. 1:
The obligations under Section 1 “Non-Competition” do not apply to a Nebraska employee doing business in Nebraska, but do apply, as stated, to other competitive activity.
No. 2:
The obligations under Section 2 “Non-Solicitation/Non-Solicitation” are strictly limited to those current and existing Restricted Wheels Up Customers or employees with whom I actually did business and had direct, personal contact while employed by Wheels Up.
All other covenants, agreements and promises contained in this Restrictive Covenant Agreement remain in full force and effect and still apply to Nebraska employees doing business inside and outside of Nebraska.
OKLAHOMA ADDENDUM
No. 1:
The covenants in Section 1 “Non-Competition” do not apply to me if my base location is in Oklahoma.
No. 2:
    Section 2 “Non-Solicitation/Non-Interference” is amended such that the following language solely applies:
I covenant and agree that for a period of twelve (12) months after my employment with Wheels Up ends (for any reason), I will not directly solicit the sale of goods, services or a combination of goods and services from the established customers of Wheels Up.

PUERTO RICO ADDENDUM
No. 1:
The covenants in Section 1 “Non-Competition” and Section 2 “Non-Solicitation/Non-Interference” are stricken and replaced by the following covenants and definitions:
1.    Non-Competition. I acknowledge and agree that Wheels Up would be irreparably damaged if I – in any capacity (i.e., as an independent contractor, consultant, employee, shareholder, member, owner or business partner) – were to provide services to any person directly or indirectly competing with Wheels Up or any of its affiliates or Engaged (as defined below) in a Competing Business (as defined below) and that such competition by me would result in a significant loss of Goodwill (as defined below) by Wheels Up. Therefore, I agree that the following are reasonable restrictions and agree to be bound by such restrictions:
(a)    During my employment, and for a period of twelve (12) months immediately following the termination of such employment for any reason, I shall not, directly or indirectly – in any capacity (i.e., as an independent contractor, consultant, employee, shareholder, member, owner or business partner) – Engage in Competing Business services or activities within the Restricted Territory (as defined below); provided, that nothing herein shall prohibit me from being a passive owner of not more than two percent (2%) of the outstanding stock of any class of a corporation which is publicly traded so long as I do not have any active participation in the business of such corporation.
(b)    I warrant and represent that the nature and extent of this non-competition clause has been fully explained to me by Wheels Up and that my decision to accept the same is made voluntarily, knowingly, intelligently and free from any undue pressure or coercion. I further warrant and represent that I have agreed to this non-competition clause in consideration of the Restricted Stock Unit Award I will be receiving in conjunction with the execution of this Restrictive Covenant Agreement.
(c) For purposes of this Section 1 and Section 2, below, the following terms have the meanings set forth below:
“Similar Business” means the same or substantially the same business activity or activities performed or engaged by me for, or on behalf, of the business of Wheels Up or one of its subsidiaries or affiliated companies.
“Engage” means participate in, consult with, be employed by, or assist with the organization, policy making, ownership, financing, management, operation or control of any Similar Business in any capacity (i.e., as an independent contractor, consultant, employee, shareholder, member-owner, or business partner).
“Goodwill” means any tendency of customers, distributors, representatives, employees, vendors, suppliers, or federal, state, local or foreign governmental entities to continue or renew any valuable business relationship with Wheels Up or any Similar

Business with which I may be associated, based in whole or in part on past successful relationships with Wheels Up or the lawful efforts of Wheels Up to foster such relationships, and in which I actively participated at any time during the most recent twelve (12) months of my employment.
“Competing Business” means any individual (including me), corporation, limited liability company, partnership, joint venture, association, or other entity, regardless of form, that is directly engaged in whole or in relevant part in any business or enterprise that is the same as, or substantially the same as, that part of Wheels Up for which I provided services during the last two (2) years of my employment, or that is taking material steps to engage in such business.
“Customers” means those individuals, companies, or other entities for which Wheels Up has provided or does provide products or services in connection with the business of Wheels Up, or those individuals, companies, or other entities to which Wheels Up has provided written proposals concerning the business of Wheels Up in the two (2) year period preceding the termination of my employment.
“Restricted Territory” means those municipalities within the Commonwealth of Puerto Rico in which I performed the Competing Business.
2.    Non-Solicitation/Non-Interference.
(a)    Non-Solicitation of Customers. I agree that for a period of twelve (12) months following the voluntary or involuntary termination of my employment for any reason, I will not, either on my own behalf or for any Competing Business, directly or indirectly solicit, divert, or appropriate (or attempt to solicit, divert, or appropriate) any Customer with which I had material business contact in the six (6) month period preceding the termination of my employment, for providing products or services that are the same as or substantially similar to those provided by Wheels Up.
(b)    Non-Solicitation of Employees. I recognize and admit that Wheels Up has a legitimate business interest in retaining its employees, representatives, agents and/or consultants and of protecting its business from previous employees, representatives, agents and/or consultants, which makes necessary the establishment of a non-solicitation clause in the Agreement. I agree that for a period of twelve (12) months following the voluntary or involuntary termination of my employment for any reason, I shall not, directly or indirectly, (i) induce or attempt to induce any employee, representative, agent or consultant of Wheels Up or any of its affiliates or subsidiaries to leave the employ or services of Wheels Up or any of its affiliates or subsidiaries, or in any way interfere with the relationship between Wheels Up or any of its affiliates or subsidiaries and any employee, representative, agent or consultant thereof, or (ii) hire any person who was an employee, representative, agent or consultant of Wheels Up or any of its affiliates or subsidiaries at any time during the twelve (12) month period immediately prior to the date on which such hiring would take place. No action by another person or entity shall be deemed to be a breach of this provision unless I directly or indirectly assisted, encouraged or otherwise counseled such person or entity to engage in such activity.

No. 2:
Section 10 “Enforceability” is stricken in its entirety.
No. 3:
Section 13 “Governing Law” is supplemented by the following:
Notwithstanding the foregoing, the laws of Puerto Rico will govern the interpretation, validity, and enforcement of the non-competition provisions set forth in Section 1 of this Restrictive Covenant Agreement and Puerto Rico Addendum.
SOUTH CAROLINA ADDENDUM
No. 1:
The covenants in Section 1 “Non-Competition” and Section 2 “Non-Solicitation/Non-Interference” are stricken and replaced by the following covenants and definitions:
1.    Non-Competition.
(a)    I agree that for a period of twelve (12) months following the voluntary or involuntary termination of my employment for any reason, I will not, directly or indirectly, own, manage, operate, join, control, be employed by or with, or participate in any manner with a Competing Business (as defined below) anywhere in the Restricted Territory (as defined below) where doing so will require me to provide the same or substantially similar services to any such Competing Business as those that I provided to Wheels Up during the last two (2) years of my employment.
(b) For purposes of this Section 1 and Section 2, below, the following terms have the meanings set forth below:
“Competing Business” means any individual (including me), corporation, limited liability company, partnership, joint venture, association, or other entity, regardless of form, that is directly engaged in whole or in relevant part in any business or enterprise that is the same as, or substantially the same as, that part of Wheels Up for which I provided services during the last two (2) years of my employment, or that is taking material steps to engage in such business.
“Customers” means those individuals, companies, or other entities for which Wheels Up has provided or does provide products or services in connection with the business of Wheels Up, or those individuals, companies, or other entities to which Wheels Up has provided written proposals concerning the business of Wheels Up in the two (2) year period preceding the termination of my employment.
“Restricted Territory” means:

(1)    the counties or areas where I worked for Wheels Up or had material business contact with the Customers in the two (2) year period preceding the termination of my employment with Wheels Up: and/or
(2)    the geographic territory in which I worked for Wheels Up, represented Wheels Up, or had material business contact with the Customers in the two (2) year period preceding the termination of my employment with Wheels Up.
I agree that subsections (1) and (2) above are separate and severable covenants.

2.    Non-Solicitation of Customers. I agree that for a period of two (2) years following the voluntary or involuntary termination of my employment for any reason, I will not, either on my own behalf or for any Competing Business, directly or indirectly solicit, divert, or appropriate, or attempt to solicit, divert, or appropriate any Customer with which I had material business contact in the two (2) year period preceding the termination of my employment, for the purposes of providing products or services that are the same as or substantially similar to those provided by Wheels Up.
No. 2:
The definition of “Confidential Information” in Section 11 is further limited to that Confidential Information I learn about or am exposed to through my employment with Wheels Up.
VIRGINIA ADDENDUM
No. 1:
The geographic scope in Section 1 “Non-Competition” is limited to twenty-five (25) miles from any location where I physically worked and performed material responsibilities for Wheels Up.
No. 2:
    Section 1 “Non-Competition” and Section 2 “Non-Solicitation/Non-Interference” shall not apply if, at the time of my termination of employment (for any reason), I am considered a “low-wage employee” pursuant to Virginia Code § 40.1-28.7:8(A), meaning that I earn less than the average weekly wage of the Commonwealth of Virginia as determined by subsection B of Virginia Code § 65.2-500.
No. 3:
    Sections 2(d) and 2(e) “Non-Solicitation/Non-Interference” are stricken and replaced by the following:
d. Solicit, encourage, entice or induce any Wheels Up employee to leave his or her employment with Wheels Up and become employed by a Wheels Up Competitor; or

e. with respect to any person who was employed by Wheels Up at the time of the termination of my Wheels Up employment or during any of the twelve (12) months preceding such termination, directly or indirectly hire or cause any such person to be hired by a Wheels Up Competitor.

WASHINGTON ADDENDUM
No. 1:
The covenants in Section 1 “Non-Competition” are stricken and replaced by the following:
1.    Non-Competition.
(a)    The non-competition provisions of this Section 1 shall only apply when my annualized salaried exceeds the compensation requirements of the Restrictions on Noncompetition Covenants Bill 5478 as codified in RCW 49.
(b)    I agree that during my employment with Wheels Up and for twelve (12) months after the termination of my employment for any reason, I will not, directly or indirectly, engage in Competing Services (as defined below) with respect to any Competing Business Line (as defined below). I understand that the restrictions in this Section 1 apply no matter whether my employment is terminated by me or Wheels Up and no matter whether that termination is voluntary or involuntary. The above restrictions shall not apply to passive investments of less than two percent (2%) ownership interest in any entity. For purposes of this Restrictive Covenant Agreement, “Competing Business Line” means any business that is in competition with any business engaged in by Wheels Up and for which I performed Competing Services during the two (2) years prior to my last day of employment with Wheels Up. For purposes of this Restrictive Covenant Agreement, “Competing Services” means the same or similar responsibilities I performed for Wheels Up during the two (2) years prior to my last day of employment with Wheels Up and within the same geographic scope, or portion thereof, with respect to which I performed those responsibilities for Wheels Up.
(c)    I agree that, if and after my employment with Wheels Up ends because of or in connection with a layoff or reduction-in-force, the non-competition provisions of Section 1(a) above will not be enforced by Wheels Up unless and to the extent that it pays me an amount that is equal to or greater than my base salary rate that is in effect on the last day of my employment with Wheels Up. Such payments will be made to me at regular payroll intervals for the duration of the twelve (12) month post-employment non-competition period or such shorter period during which Wheels Up enforces these non-competition provisions. I agree that I must promptly inform Wheels Up of the date on which I begin any other employment or engagement by, with or for the benefit of any other individual or entity, at which time I agree Wheels Up may and will terminate all such payments to me. Although such payments by Wheels Up will terminate when I commence employment or any other engagement by, with or for the benefit of another individual, entity or employer, I agree that the Section 1(a) non-competition restrictions will remain in effect until twelve (12) months after my Company employment ends. I also agree that if I fail to timely notify Wheels Up of any other employment or engagement, and if Wheels Up’s payments to me therefore continue after I have commenced any such employment or engagement, then any such payments to me will be deemed to be placed by me in constructive trust for the benefit of Wheels Up, and I agree that I must and will promptly return all such payments to Wheels Up.
No. 2:
Section 13 “Governing Law” is stricken and replaced by the following:
This Restrictive Covenant Agreement shall be governed by and construed in accordance with the laws of the State of Washington without giving effect to any conflict of law provisions. Any claim, dispute or declaration arising out of or in connection with this Restrictive Covenant Agreement will be resolved exclusively in the state or federal courts in the State of Washington.
WISCONSIN ADDENDUM
No. 1:
The covenants in Section 1 “Non-Competition” are stricken and replaced by the following:
1. Non-Competition. For as long as I am employed by Wheels Up, I shall devote my full time and efforts to Wheels Up and shall not participate, directly or indirectly, in any business or activity that is in competition with Wheels Up. During the twelve (12) month period following the effective date of the termination of my Wheels Up employment for any reason, I agree not to directly or indirectly have Responsibilities (as defined below) for any Wheels Up Competitor (as defined below). This provision shall not prohibit me from being a passive owner of not more than two percent (2%) of the outstanding stock of any class of securities of a corporation that is publicly traded, so long as I have no active participation in the business of such corporation. For purposes of this Section 1, “Responsibilities” means the same or similar responsibilities I performed for Wheels Up during the two (2) years prior to my last day of employment with Wheels Up in which the Confidential Information I have would be competitively valuable and within the same geographic scope, or portion thereof, with respect to which I performed those responsibilities for Wheels Up.
No. 2:
The covenants in Sections 2(d) and 2(e) “Non-Solicitation/Non-Interference” are stricken and replaced by the following:
d.    (i) Solicit or attempt to persuade any then-current employee of Wheels Up with whom I currently work or with whom I worked at any point during the two years prior to my last day of employment with Wheels Up, and who possesses or had access to Confidential Information, to leave the employ of Wheels Up and join a competitor; (ii) interfere with the performance by any such employee of his/her duties for Wheels Up; or (iii) communicate with any such employee for the purposes described in items (i) and (ii) in this Section 2(d). This restriction shall apply in all geographic areas in which Wheels Up does business.
No. 3:
Section 3 “Non-Disclosure” is supplemented by the following:
To the extent the above obligation of non-use and non-disclosure of Confidential Information applies after the termination of my employment and to Confidential Information that does not meet the definition of a trade secret under applicable law, it shall apply only for two (2) years after the termination of my employment and only in geographic areas in which the unauthorized use or disclosure of such Confidential Information would be competitively damaging to Wheels Up.
No. 4:
    Section 10 “Enforceability” is supplemented by the following:
    The restrictive covenants in this Restrictive Covenant Agreement are intended to be divisible and interpreted and applied independent of each other.
No. 5:
The definition of “Restricted Wheels Up Customer” in Section 11 is stricken and replaced by the following:
“Restricted Wheels Up Customer” means any person, company or entity that was a customer of Wheels Up and with which I had direct contact for purposes of performing responsibilities for Wheels Up or for which I had supervisory responsibilities on behalf of Wheels Up, in either case at any time during the two (2) years prior to my last day of employment with Wheels Up. To the extent permitted by applicable law, Restricted Wheels Up Customer also means any prospective customer(s), vendor(s), supplier(s) or referral source(s) with which I had business contact on behalf of Wheels Up in the twelve (12) months prior to my last day of employment with Wheels Up.

PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD AGREEMENT
This Performance-Based Restricted Stock Unit Award Agreement (this “Agreement”) is made as of [•] (the “Grant Date”), between Wheels Up Experience Inc., a Delaware corporation (the “Company”), and [•] (the “Grantee”).
WHEREAS, the Company maintains the Wheels Up Experience Inc. 2021 Long-Term Incentive Plan (as it may be amended from time to time, the “Plan”), pursuant to which the Company may grant, among other awards, an award denominated in units of its common capital stock (“Restricted Stock Units”), which are subject to the terms and conditions of the Plan;
WHEREAS, the Company desires to grant to the Grantee an award of Performance-Based Restricted Stock Units as provided herein; and
WHEREAS, the Company and the Grantee understand and agree that any capitalized terms used herein, if not otherwise defined, shall have the same meanings as in the Plan (the Grantee being referred to in the Plan as a “Participant”).
NOW, THEREFORE, in consideration of the forgoing and following mutual covenants and for other good and valuable consideration, the parties agree as follows:
2.Grant of Performance-Based Restricted Stock Units. The Company grants to the Grantee [•] Restricted Stock Units (the “Performance-Based RSUs”) at 100% attainment of the performance-based vesting criteria set forth in Section 2 below, with the opportunity to earn a maximum of [•] Performance-Based RSUs, subject to the terms and conditions and all the limitations set forth herein and in the Plan, which is incorporated herein by reference. This Agreement and the awards described herein are effective as of the Grant Date and the Grantee will be deemed to have accepted the awards and the terms and conditions as provided under the Plan and this Agreement unless the Grantee takes all the steps necessary to decline and forfeit the awards electronically at the Morgan Stanley At Work Shareworks website (https://www.morganstanley.com/atwork/shareworks) (the “Site”) not later than sixty (60) days after such awards are communicated electronically to the Grantee. If the Site does not reflect the Grantee’s forfeiture of the awards by midnight on the sixtieth (60th) day after the awards described herein are communicated electronically to the Grantee, this Agreement, and the awards described herein, shall be deemed accepted without further action by the Grantee. Each Performance-Based RSU is a notional amount that represents up to the maximum number of shares of Common Stock described in Section 2 of this Agreement. Each Performance-Based RSU constitutes the right, subject to the terms, conditions and vesting schedule of the Plan and this Agreement, to receive a distribution of such number of shares of Common Stock that vest pursuant to Section 2 of this Agreement. The Grantee acknowledges receipt of a copy of the Plan and acknowledges that the definitive records pertaining to the grant of the Performance-Based RSUs, and rights hereunder, shall be retained by the Company.

3.Vesting.
(a)To the extent not previously forfeited and except as set forth in the Plan, the Performance-Based RSUs shall vest in a single tranche, if at all, on [•] (the “Vesting Date”), if and to the extent that the “Performance Goals” with respect to the applicable performance period set forth herein (each, a “Performance Period”) are achieved, if the Grantee is continuously employed by, or maintains a service relationship with, the Company through the Vesting Date; provided, however, that in the event of a Qualifying Retirement (as defined below) of the Grantee, any unvested Performance-Based RSUs that were scheduled to vest on or after the date of such Qualifying Retirement shall continue to vest in accordance with the vesting and settlement terms set forth in this Agreement following the Qualifying Retirement of the Grantee and until all such unvested Performance-Based RSUs shall vest in-full. Except as provided in the Plan or in the event of a Qualifying Retirement, if the Grantee’s employment or other service relationship terminates prior to the applicable vesting date, the Performance-Based RSUs that would have vested on such date shall be forfeited by the Grantee. “Qualifying Retirement” means any termination of employment with the Company and/or its Affiliates by the Grantee for any reason other than death, Disability or termination for Cause on or after Grantee’s 60th birthday; provided, that the Grantee has completed at least five (5) consecutive years of service to the Company and/or its Affiliates since his or her most recent hire date with the Company and/or such Affiliate. For the avoidance of doubt, unless the Company releases the Grantee in writing from the restrictions and covenants set forth in Appendix A to this Agreement, such restrictions and covenants shall continue in full force and effect until the longer of (y) the applicable periods set forth in Appendix A hereto and (z) such time that all unvested Performance-Based RSUs granted under this Agreement vest in-full following a Qualifying Retirement pursuant to the vesting and settlement terms set forth in this Agreement.
(b)For purposes of this Agreement, “Performance Goals” shall have the meaning ascribed thereto by the Board and as separately communicated to the Grantee with respect to each applicable Performance Period. Promptly following the conclusion of the [•] Performance Period (as defined herein), the Board shall certify whether and to what extent the Performance Goals measured as of the last calendar day of such Performance Period were achieved. The number of Performance-Based RSUs that shall vest and be earned by the Grantee shall be determined as follows with respect to each applicable Performance Period:
(i)Thirty-three percent (33%) of the Performance-Based RSUs (the “Tranche 1 PSUs”) will be dependent upon meeting at least the minimum threshold of the [•] Performance Goals set forth below with respect to the Performance Period beginning on [•] and ending on [•]. The number of Tranche 1 PSUs that will vest and be earned, subject to Grantee’s continued employment or service relationship with the Company through
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the Vesting Date, will be equal to the sum of (A) the product of (i) one-half (1/2) of the Tranche 1 PSUs multiplied by, (ii) the Gross Bookings Payout Curve percentage corresponding to the Gross Bookings Goal achieved as set forth below plus (B) the product of (i) one-half (1/2) of the Tranche 1 PSUs multiplied by, (ii) the Adjusted EBITDAR Payout Curve percentage corresponding to the Adjusted EBITDAR Goal achieved as set forth below; provided, that if the Goal achieved is between the threshold and target or the target and the maximum, then the number of Tranche 1 PSUs that shall become earned and vested shall be calculated using straight line interpolation up to the maximum payout of Tranche 1 PSUs.

[•] Performance Goals
[•] Gross Bookings				Adjusted EBITDAR $ ex. Asset Sales
	Thresh.	Target	Max.		Thresh.	Target	Max.
Gross Bookings Goal ($M)				Adjusted EBITDAR Goal ($M)
Gross Bookings Payout Curve (%)				Adjusted EBITDAR Payout Curve (%)

(ii)Thirty-three percent (33%) of the Performance-Based RSUs (the “Tranche 2 PSUs”) will be dependent upon meeting at least the minimum threshold of the [•] Performance Goals with respect to the Performance Period beginning on [•], and ending on [•] (the “[•] Performance Period”), with such [•] Performance Goals to be established by the Board, taking into account the [•] Performance Goals and based upon cumulative results for the [•] Performance Period, and separately communicated to the Grantee in the first calendar quarter of [•]. The number of Tranche 2 PSUs that will vest and be earned, subject to Grantee’s continued employment or service relationship with the Company through the Vesting Date, will be equal to the sum of (A) the product of (i) one-half (1/2) of the Tranche 2 PSUs multiplied by, (ii) the Gross Bookings Payout Curve percentage corresponding to the Gross Bookings Goal achieved, plus (B) the product of (i) one-half (1/2) of the Tranche 2 PSUs multiplied by (ii) the Adjusted EBITDAR Payout Curve percentage corresponding to the Adjusted EBITDAR Goal achieved, each as determined by the Board for the [•] Performance Period; provided, that if the Goal achieved is between the threshold and target or the target and the maximum, then the number of Tranche 2 PSUs that become earned and vested shall be calculated using straight line interpolation up to the maximum payout of Tranche 2 PSUs.
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(iii)Thirty-four percent (34%) of the Performance-Based RSUs (the “Tranche 3 PSUs”) will be dependent upon meeting at least the minimum threshold of the [•] Performance Goals with respect to the Performance Period beginning on [•], and ending on [•] (the “[•] Performance Period”), with such [•] Performance Goals to be established by the Board, taking into account the [•] Performance Goals and [•] Performance Goals and based upon cumulative results for the [•] Performance Period, and separately communicated to the Grantee in the first calendar quarter of [•]. The number of Tranche 3 PSUs that will vest and be earned, subject to Grantee’s continued employment or service relationship with the Company through the Vesting Date, will be equal to the sum of (A) the product of (i) one-half (1/2) of the Tranche 3 PSUs multiplied by, (ii) the Gross Bookings Payout Curve percentage corresponding to the Gross Bookings Goal achieved, plus (B) the product of (i) one-half (1/2) of the Tranche 3 PSUs multiplied by (ii) the Adjusted EBITDAR Payout Curve percentage corresponding to the Adjusted EBITDAR Goal achieved, each as determined by the Board for the [•] Performance Period; provided, that if the Goal achieved is between the threshold and target or the target and the maximum, then the number of Tranche 3 PSUs that become earned and vested shall be calculated using straight line interpolation up to the maximum payout of Tranche 3 PSUs.
4.Settlement. Subject to Sections 1, 4 and 5 hereof, and as otherwise provided in the Plan, the Company shall deliver to the Grantee one Share in settlement of each Performance-Based RSU that has vested as provided in Section 2 above as soon as reasonably practicable following the Vesting Date, but in no event shall the Shares be issued later than the date that is two and one-half (2 ½) months following the Vesting Date or, if the Company deems it necessary to comply with any applicable securities laws or blackout limitations, no later than the date which is two and one-half (2 ½) months following the end of the calendar year in which the Performance-Based RSU vests. Notwithstanding anything herein to the contrary, (i) in no event will Shares in settlement of a vested Performance-Based RSU be issued on or before the Vesting Date; and (ii) if for any reason Shares in settlement of a vested Performance-Based RSU cannot be issued by the date that is two and one half (2 ½) months following the Vesting Date, then in all cases the Shares will be issued by December 31 of the calendar year following the calendar year in which the Vesting Date occurs. The date on which the Shares are issued in settlement of a vested Performance-Based RSU shall be the settlement date (“Settlement Date”). Subject to Section 1, on the Settlement Date, the Company shall either (x) register the issuance of the Share in the name of the Grantee through a book entry credit in the records of the Company’s transfer agent, or (y) issue one or more certificates evidencing the Share to the Grantee. No fractional Shares shall be issued in settlement of Performance-Based RSUs. Fractional Performance-Based RSUs shall be settled through a cash payment equal to the proportional amount of the Fair Market Value of a Share on the Settlement Date. The issuance and transfer of Shares in connection with the Performance-Based RSUs shall be subject to compliance by the Company and the Grantee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange or quotation system on which the Common Stock is listed or
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quoted. No Shares shall be issued or transferred unless and until any then applicable requirements of state and federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel.
5.Withholding. In addition to any rights or obligations with respect to the federal, state, local or foreign income taxes, withholding taxes or employment taxes required to be withheld under applicable law, the Company or any Affiliate employing or otherwise engaging the Grantee shall have the right to withhold from the Grantee, or otherwise require the Grantee or an assignee to pay, any such required withholding obligations arising as a result of grant or vesting and settlement of the Performance-Based RSUs or any other taxable event occurring pursuant to this Agreement, including, without limitation, to the extent permitted by law, the right to deduct any such withholding obligations from any payment of any kind otherwise due to the Grantee or to take such other actions (including, without limitation, withholding any Shares or cash deliverable pursuant to the Plan or any Award) as may be necessary to satisfy such withholding obligations.
6.Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Performance-Based RSUs are exempt from the requirements of Section 409A of the Code as “short-term deferrals,” as described in Section 409A of the Code and the rules and regulations promulgated thereunder; provided, however, if the settlement of the Performance-Based RSUs does not satisfy the requirements Section 409A of the Code as “short term deferrals,” the Agreement shall be interpreted is such manner that all provisions relating to the settlement of the Performance-Based RSUs satisfy the requirements of Section 409A of the Code.
7.Non-Assignability. The Performance-Based RSU shall not be transferable by the Grantee, except as the Plan or this Agreement may otherwise provide.
8.Notices. Any notices required or permitted by the terms of this Agreement or the Plan shall be given by registered or certified mail, return receipt requested, addressed as follows:
To the Company:    Wheels Up Experience Inc.
            2135 American Way
Chamblee, Georgia 30341
            Attn: Chief Legal Officer

And to the Grantee at the most recent address the Grantee has provided to the Company. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions.
9.Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.
10.Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives any and all right to trial by jury of any claim or cause of action in any legal proceeding arising out of or related to this Agreement or the transactions or events contemplated hereby or any course of
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conduct, course of dealing, statements (whether verbal or written) or actions of any party hereto. The parties hereto each agree that any and all such claims and causes of action shall be tried by a court trial without a jury. Each of the parties hereto further waives any right to seek to consolidate any such legal proceeding in which a jury trial has been waived with any other legal proceeding in which a jury trial cannot or has not been waived.
11.Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.
12.Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its Affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including, but not limited to, Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee: (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
13.No Rights as Stockholder; No Voting Rights. The Grantee shall not be, nor have any of the rights or privileges of, a stockholder in respect of Performance-Based RSUs awarded pursuant to the Plan unless and until the Shares attributable to such Performance-Based RSUs have been issued to the Grantee.
14.Restrictive Covenants. The Grantee acknowledges and recognizes the highly competitive nature of the businesses of the Company, that the Grantee will be allowed access to confidential and proprietary information (including, but not limited to, trade secrets) about those businesses, as well as access to the prospective and actual customers, suppliers, investors, clients and partners involved in those businesses, and the goodwill associated with the Company. The Grantee accordingly agrees to the provisions of Appendix A to this Agreement (the “Restrictive Covenants”). For the avoidance of doubt, the Restrictive Covenants contained in this Agreement are in addition to, and not in lieu of, any other restrictive covenants or similar covenants or agreements between the Grantee and the Company or any Affiliate thereof.
15.Recoupment. The Performance-Based RSUs (and gains earned or accrued in connection with the Performance-Based RSUs) shall be subject to the Company’s clawback policy (as it may be amended from time to time) and such generally applicable policies as to forfeiture and recoupment (including, without limitation, upon the occurrence of material financial or accounting errors, financial or other misconduct or the Grantee’s breach of the Restrictive Covenants and/or Article XV of the Plan) as may be adopted by the Committee or the Board from time to time. Any such policies may (in the discretion of the Committee or the Board) be applied to the Performance-Based RSUs at the time of adoption of such policies, or on a
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prospective basis only. The Grantee shall also forfeit and disgorge to the Company the Performance-Based RSUs and any gains earned or accrued due to the sale of any Common Stock to the extent required by applicable law or as required by any stock exchange or quotation system on which the Common Stock is listed or quoted, in each case in effect on or after the effective date of the Plan, including but not limited to Section 304 of the Sarbanes-Oxley Act of 2002 and Section 10D of the Exchange Act. The implementation of policies and procedures pursuant to this Section 14, the Plan or applicable law and any modification of the same shall not be subject to any restrictions on amendment or modification of Awards.
16.No Right to Continued Employment or Service Relationship. Nothing in this Agreement shall be deemed to confer on the Grantee any right to continued employment by, or other service relationship with, the Company or any Affiliate, or to interfere with or limit in any way the right of the Company or any Affiliate to terminate such employment or other service relationship at any time.
17.Waiver; Amendment. Any party hereto or beneficiary hereof may by written notice to the other parties (i) extend the time for the performance of any of the obligations or other actions of the other parties under this Agreement, (ii) waive compliance with any of the conditions or covenants of the other parties contained in this Agreement and (iii) waive or modify performance of any of the obligations of the other parties under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party or beneficiary, shall be deemed to constitute a waiver by the party or beneficiary taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto or beneficiary hereof of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach, and no failure by a party or beneficiary to exercise any right or privilege hereunder shall be deemed a waiver of such party’s or beneficiary’s rights or privileges hereunder or shall be deemed a waiver of such party’s or beneficiary’s rights to exercise the same at any subsequent time or times hereunder. This Agreement may not be amended, modified or supplemented orally, but only by a written instrument executed by the Grantee and the Company.
[Remainder of this page intentionally left blank; signature page follows]
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IN WITNESS WHEREOF, the Company and the Grantee have caused this Agreement to be executed on their behalf, by their duly authorized representatives, as of the day and year first above written.

WHEELS UP EXPERIENCE INC.        GRANTEE

By:
Name:    [•]                        Name:    [•]
Title:    [•]

[Signature Page to Performance-Based Restricted Stock Unit Award Agreement]

APPENDIX A

CONFIDENTIALITY AGREEMENT AND RESTRICTIVE COVENANTS

As an employee of or service provider to Wheels Up Experience Inc. (together with its direct and indirect subsidiaries, “Wheels Up” or the “Company”), I recognize that Wheels Up operates in an intensely competitive environment, especially with respect to the innovation, services and pricing that Wheels Up provides, and the customers it develops and seeks to develop. I further recognize that Wheels Up’s relationships with its customers, employees, Wheels Up Business Partners (as defined below) and others with whom it has business dealings (collectively, “Business Relationships”) are considered to be valuable and critical assets of Wheels Up. I also understand that, during my employment or other service relationship with Wheels Up, I will develop and have access to Wheels Up’s Confidential Information (as defined below). I recognize that Wheels Up has expended substantial resources in support of my work and to develop and maintain its Business Relationships and Confidential Information. I understand that Wheels Up’s Confidential Information is not known outside of Wheels Up, that Wheels Up guards the secrecy of its Confidential Information, and that such Confidential Information is of great competitive value to Wheels Up. To protect and prevent the unauthorized disclosure of Wheels Up’s Confidential Information and to protect its Business Relationships, I hereby agree that all provisions of this Confidentiality Agreement and Restrictive Covenants (this “Restrictive Covenant Agreement”) are essential and material terms and conditions of my employment or other service relationship:
1.Non-Competition. For as long as I am employed or otherwise engaged by Wheels Up, I shall devote my full time and efforts to Wheels Up and shall not participate, directly or indirectly, in any business or activity that is in competition with Wheels Up. During the twelve (12) month period following the effective date of the termination of my Wheels Up employment or other service relationship, I agree not to directly or indirectly acquire any interest in, manage, control, participate in, consult with, become employed by, or render services to a Wheels Up Competitor (as defined below) in the United States or Canada. This provision shall not prohibit me from being a passive owner of not more than two percent (2%) of the outstanding stock of any class of securities of a corporation that is publicly traded, so long as I have no active participation in the business of such corporation.
2.Non-Solicitation/Non-Interference.     I agree that, during my employment or other service relationship and for a period of twelve (12) months following the effective date of the termination of my employment or other service relationship for any reason, I will not, in any capacity, directly or indirectly:
a.Solicit (as defined below) or attempt to Solicit any Restricted Wheels Up Customer (as defined below) for the purpose of providing to such customer products or services that are competitive with the products or services provided by Wheels Up to such Restricted Wheels Up Customer; or

b.encourage, entice or induce any Restricted Wheels Up Customer or Wheels Up Business Partner to transfer its business or patronage from Wheels Up; or
c.provide services or products to any Restricted Wheels Up Customer that are similar or substantially related to the services or products that Wheels Up provides or has provided to such Restricted Wheels Up Customer; or
d.Solicit, encourage, entice or induce any Wheels Up employee to leave his or her employment with Wheels Up; or
e.directly or indirectly hire or cause any person to be hired who was employed by Wheels Up at the time of the termination of my Wheels Up employment or during any of the twelve (12) months preceding such termination.
3.Non-Disclosure. I agree to hold Wheels Up’s Confidential Information in the strictest of confidence and further agree that, during my employment, and at all times after its termination for whatever reason, I will not, in any capacity, directly or indirectly, use, disclose, publish or make available to any person or entity any of Wheels Up’s Confidential Information, except (i) such as may be necessary on behalf of Wheels Up, on a “need to know” basis, in the ordinary course of performing my duties as a Wheels Up employee, (ii) in response to a subpoena or as otherwise required by law, provided in the case of a subpoena, I must first provide notice to the Company so that it may evaluate whether to seek to quash any such subpoena, or (ii) to my advisors within the scope of providing services to me, provided they agree in writing not to disclose such Confidential Information in accordance with the terms of this Restrictive Covenant Agreement.
4.Intellectual Property. I agree that Wheels Up is the sole and exclusive owner of all right, title and interest in all discoveries, developments, designs, improvements, inventions, innovations, processes, techniques, algorithms, technologies, programs, software, works of authorship, know-how and data (whether or not registrable under copyright, trademark or patent statutes), patents, trade secrets, copyrights, trademarks and proprietary information which I may make, conceive, develop, produce, learn, process or acquire, either individually or jointly with others, while providing services as an employee or other service provider of Wheels Up and all the goodwill associated therewith (collectively, the “Intellectual Property”). I shall promptly and fully disclose to Wheels Up all Intellectual Property. I acknowledge and agree that Intellectual Property that is a work of authorship is a “work for hire” (as that term is used under U.S. copyright law), and Wheels Up (or its affiliates, associated companies, successors, assigns or nominees) shall be the sole owner of all copyrights in or connected with such Intellectual Property, including, without limitation, all drawings, memoranda, notes, records, files, correspondence, manuals, models, specifications, computer programs, maps and all other writings or materials of any type embodying any such Intellectual Property. I hereby waive any moral rights that I may have with respect to the Intellectual Property. I hereby irrevocably assign and agree to assign to Wheels Up (or its affiliates, members, associated companies, successors, assigns or nominees) my entire right, title and interest in the Intellectual Property, present and future. I agree to take all reasonable actions and cooperate as is necessary to protect and preserve the intellectual and proprietary rights in the Intellectual Property and further agree to promptly execute and deliver any specific assignments or other papers and lawful documents that might be necessary to perfect the sole right, title and interest in Wheels Up (or its affiliates, members, associated companies, successors, assigns or nominees) in the Intellectual Property covered in this Restrictive Covenant Agreement and promptly execute and deliver any and all papers and lawful documents required or necessary to obtain and maintain effective patent, copyright or other protection in the Intellectual Property by Wheels Up (or its affiliates, members, associated companies, successors, assigns or nominees) or that might otherwise be reasonably requested by Wheels Up, during and after my employment or other service relationship. I irrevocably designate and appoint Wheels Up and its duly authorized officers and agents as my agent and attorney-in-fact to execute and file any and all applications and other necessary documents and to do all other lawfully permitted acts to further the prosecution, issuance or enforcement of patents, copyrights, trade secrets and similar protections related to such Intellectual Property with the same legal force and effect as if I had executed them myself. I warrant and represent that, as of the date hereof, I own no inventions (whether patentable or not), patents, trade secrets, trademarks, trade names, copyrights, or other intellectual property that, if developed during my employment or other service relationship with Wheels Up, would be considered “Intellectual Property” hereunder, and that I have not executed and will not execute any document or instrument in conflict herewith.
5.Return of Property. I agree that immediately upon termination of my employment or other service relationship with Wheels Up for whatever reason, I will return to Wheels Up all of its property and information, including all copies thereof, in whatever form maintained, including, without limitation, documents, records, files, lists (including customer lists and prospective customer lists) and all of Wheels Up’s Confidential Information, and will delete all references to such property and information, including Wheels Up’s Confidential Information, from any personal mechanical or electronic files or devices I own or maintain, in whatever form, after providing only to Wheels Up a hard, electrical and/or computerized copy, in usable and readable format, of such property and information.
6.Subsequent Employment. I will provide a copy of this Restrictive Covenant Agreement to any prospective employer or other person or entity that is considering me for employment, so that the obligations and restrictions of this Restrictive Covenant Agreement are fully disclosed.
7.Injunctive Relief. I agree that money damages would be both incalculable and an insufficient remedy for any breach by me of this Restrictive Covenant Agreement and that any such actual, threatened or continuing breach will cause Wheels Up irreparable harm. In the event of any such breach of this Restrictive Covenant Agreement, Wheels Up shall be entitled, without the requirement of posting a bond, to equitable relief, including temporary, preliminary or permanent injunctive relief and specific performance against me, in any court of competent jurisdiction. Such equitable relief shall not be the exclusive remedy for any breach by me of this Restrictive Covenant Agreement but shall be in addition to any other damages or remedies available at law or in equity to Wheels Up. Wheels Up’s failure to pursue any of its rights under this Restrictive Covenant Agreement or similar agreements with others shall not prejudice any of Wheels Up’s rights under this Restrictive Covenant Agreement.

8.Reasonable Terms. I agree that the terms and restrictions of this Restrictive Covenant Agreement are legitimate and reasonable in light of my access to Confidential Information, substantial contacts with Wheels Up’s customers, and Wheels Up’s need to develop and market its services and products. I acknowledge that Wheels Up markets and sells its services and/or products in North America and that it is reasonable to restrict my activities in the United States and Canada during the time periods provided for herein in accordance with this Restrictive Covenant Agreement. I further acknowledge that after the termination of my employment or other service relationship with Wheels Up for any reason, I will be able to earn a livelihood without violating the foregoing restrictions.
9.Non-Disparagement. I agree that I will not at any time, during or after my employment, to the extent permitted by law, disparage, criticize or ridicule Wheels Up or any affiliated or related entity or current or former officers, directors or employees of Wheels Up, to any individuals or entities with whom Wheels Up or any affiliated or related entity has or may have a business relationship or to any third party in the financial services community. Further, I will not make any negative public comments regarding Wheels Up or any affiliated entity by way of news interviews, posting comments on, or publishing internet blogs or webpages (whether or not done anonymously), or publishing and/or circulating any other form of media, or the expression of my personal views, opinions or judgments to the media, internet blogs or webpages, or otherwise (whether or not done anonymously). The foregoing shall not be violated by truthful statements in response to legal process, required governmental testimony or filings, or administrative or arbitral proceedings (including, without limitation, depositions in connection with such proceedings), and the foregoing shall not apply to any claims for harassment or discrimination to the extent so restricted by applicable state law.
10.Enforceability. In the unlikely event that any of the covenants or provisions contained in this Restrictive Covenant Agreement, or any part thereof, is held to be unenforceable because of their duration, scope or the geographic area covered thereby, or for any other reason, the court making such determination shall have the power to reduce the duration, scope and/or geographic area thereof, or otherwise modify such covenant or provision, and enforce such covenant or provision in its reduced or modified form. If any of the covenants or provisions contained in this Restrictive Covenant Agreement, or any part thereof, is held to be invalid or unenforceable in any respect, the same shall not affect the remainder of the covenants or provisions which shall be given full force and effect without regard to the invalid portions.
11.Definitions:
“Confidential Information” means information that has or could have commercial value or other utility in the business in which Wheels Up is engaged, and all information which, if disclosed without authorization, could be detrimental to the interests of Wheels Up, including, without limitation, information regarding the identity of Wheels Up customers, prospective customers and business plans. Confidential Information includes, without limitation, discoveries, ideas, inventions (whether patentable or not), trade secrets, techniques, and other know-how, business methods, strategies, plans, products, marketing programs, pricing of goods and services, specifications, drawings, sketches, models, samples, data, computer programs, databases, applications, software, documentation, and other technical and business information, works of authorship (whether published or unpublished), customer lists, customer preference and other customer information, prospective customer information, and vendor information. Confidential Information also includes any information received from third parties that Wheels Up is obligated to treat as confidential or proprietary. Confidential Information shall not include information that becomes generally available to the public other than as a result of my disclosure.
“Restricted Wheels Up Customer” means any Wheels Up customer that I worked with, serviced, or became aware of as a result of my Wheels Up employment or other service relationship.
“Solicit” means to initiate any contact or communication of any kind, including, without limitation, an offer, announcement (including an announcement of a new affiliation), invitation or any request to transact business other than on behalf of Wheels Up, other than by means of a general announcement, posting or communication in a classified advertisement or the like, not targeted in any manner to any person or company against which there is a restriction against making a solicitation in this Restrictive Covenant Agreement.
“Wheels Up Business Partner” means any corporation, partnership, sole proprietorship or other entity from which Wheels Up purchases or otherwise acquires supplies, materials, services or financing, including, but not limited to, Wheels Up’s suppliers, distributors, advertising agency, public relations agency, vendors and investors.
“Wheels Up Competitor” means any corporation, partnership, sole proprietorship or other entity whose principal business involves marketing, soliciting or selling products or services materially and directly competitive with products or services being developed, produced, marketed or sold by Wheels Up as of the date of my termination. By way of example, Wheels Up Competitors as of the date hereof include NetJets, Directional Aviation, Flexjet, Sentient, Flight Options, XOJet, Vista Jet, JetLinx, FlyExclusive, PrivateFly and PlaneSense.
12.Nature of Employment or Service Relationship. As applicable, I agree that this Restrictive Covenant Agreement does not alter my at-will employment at Wheels Up and is in addition to and not a limitation on any other terms or conditions of my employment. I further agree that my continued employment or other service relationship with Wheels Up, as well as the Performance-Based Restricted Stock Unit Award Agreement by and between the Company and me, dated concurrent herewith, constitutes good and valuable consideration for this Restrictive Covenant Agreement. I have consulted or been given an opportunity to consult with my personal attorney before signing this Restrictive Covenant Agreement.
13.State and Commonwealth Law Modifications. I agree that if I, on the last day of my employment or other service relationship with Wheels Up (for any reason), primarily reside and work in California, Illinois, Louisiana, Massachusetts, Nebraska, Oklahoma, Puerto Rico, South Carolina, Virginia, Washington or Wisconsin, I am subject to the modifications to this Restrictive Covenant Agreement set forth in Exhibit I applying to such state and to the extent such state law applies.

14.Governing Law. This Restrictive Covenant Agreement shall be governed and enforced under the laws of the State of New York, without regard to any conflicts of laws principles thereof that would call for the application of the laws of any other jurisdiction. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Restrictive Covenant Agreement may be brought against either of the parties in the courts of the State of New York located in New York County, or if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world, whether within or without the State of New York.
[Signature page follows]

IN WITNESS WHEREOF, the Company and the Grantee have caused this Restrictive Covenant Agreement to be executed on their behalf, by their duly authorized representatives, as of the dates set forth below.
WHEELS UP EXPERIENCE INC.        GRANTEE

By:
Name:    [•]                        Name:    [•]
Title:    [•]

Date:    [•]                        Date:    [•]

EXHIBIT I
STATE AND COMMONWEALTH LAW MODIFICATIONS
    This Exhibit I to the Confidentiality Agreement and Restrictive Covenants Agreement (the “Restrictive Covenant Agreement”) includes jurisdiction-specific “Addenda,” which modify the Restrictive Covenant Agreement as applied to individuals who primarily reside and work in one of the applicable jurisdictions, but only to the extent the laws of such jurisdiction are applicable to the Restrictive Covenant Agreement. The Addenda of this Exhibit I should be read in conjunction with the rest of the Restrictive Covenant Agreement and enforced to the fullest extent permissible to protect Wheels Up’s legitimate business interests.
CALIFORNIA ADDENDUM
No. 1:
The covenants in Section 1 “Non-Competition” apply during my employment with Wheels Up, but do not apply post-employment, during such time that my base location is in California.
No. 2:
The covenants in Section 2 “Non-Solicitation/Non-Interference” apply during my employment with Wheels Up, but do not apply post-employment, during such time that my base location is in California.
No. 3:
Section 4 “Intellectual Property” is supplemented by the following:
The terms of this Restrictive Covenant Agreement requiring disclosure and assignment of inventions to Wheels Up do not apply to any invention that qualifies fully under California Labor Code Section 2870, which reads:
(a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer’s equipment, supplies, facilities, or trade secret information except for those inventions that either:
(1)    Relate at the time of conception or reduction to practice of the invention to the employer’s business, or actual or demonstrably anticipated research or development of the employer; or
(2)    Result from any work performed by the employee for the employer.
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(b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.
While employed, I will advise Wheels Up promptly in writing of any inventions that I believe meet the criteria in California Labor Code Section 2870 for a confidential ownership determination.
No. 4:
Section 9 “Non-Disparagement” is stricken and replaced by the following:
During the term of my employment or other service relationship with Wheels Up and at all times thereafter, I will not directly, or through any other person or entity, make any public or private statements that are disparaging of Wheels Up, its affiliates or subsidiaries, or their respective businesses or employees, officers, directors, or stockholders, or any product or service offered by Wheels Up, except as otherwise allowed by law, including California Government Code Section 12964.5.
No. 5:
Section 13 “Governing Law” shall substitute “California” for “New York” with respect to the choice of law and forum, during such time that I primarily reside and work in California.
ILLINOIS ADDENDUM
(effective as of January 1, 2022)
No. 1:
The covenants in Section 1 “Non-Competition” shall only apply if, at the time of my termination of employment (for any reason), (i) my actual or expected annualized rate of earnings exceeds $75,000 per year beginning January 1, 2022, $80,000 per year beginning on January 1, 2027, $85,000 per year beginning on January 1, 2032, or $90,000 per year beginning on January 1, 2037, and (ii) I am not covered by a collective bargaining agreement under the Illinois Public Labor Relations Act or the Illinois Educational Labor Relations Act.
In the event that (i) Section 1 “Non-Competition” applies based on the foregoing paragraph and (ii) Wheels Up terminates me or furloughs me or lays me off as the result of business circumstances or governmental orders related to the COVID-19 pandemic, or under circumstances that are similar to the COVID-19 pandemic, then Section 1 “Non-Competition” shall be supplemented by the following language:
If Wheels Up enforces the restrictions in this Section 1 for a period of twelve (12) months following the effective date of termination of my employment as the result of business circumstances or governmental orders related to the COVID-19 pandemic, or under circumstances that are similar to the COVID-19 pandemic, it will pay me, during such period, an
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amount equal to my base salary at the time of termination for the period of enforcement, minus compensation earned through subsequent employment during the period of enforcement. Such payments will be made on a pro-rata basis during the period of enforcement in the same manner that I would have received base salary payments from Wheels Up had I been employed during such period.
No. 2:
The covenants in Section 2 “Non-Solicitation/Non-Interference” shall only apply if, at the time of my termination of employment (for any reason), my actual or expected annualized rate of earnings exceeds $45,000 per year beginning January 1, 2022, $47,500 per year beginning on January 1, 2027, $50,000 per year beginning on January 1, 2032, and $52,500 per year beginning on January 1, 2037.
No. 3:
Section 8 “Reasonable Terms” is supplemented by the following:
In addition, I acknowledge and agree that the non-competition restrictions contained in Section 1 of this Restrictive Covenant Agreement are no greater than are required for the protection of Wheels Up’s legitimate business interests, such restrictions do not impose undue hardship on me and the restrictions are not injurious to the public.
No. 4:
Section 9 “Non-Disparagement” is supplemented by the following:
Further, Wheels Up hereby informs me the foregoing is not intended to bar me from disclosing or communicating any claims protected under the Illinois Workplace Transparency Act.
No. 5:
The final sentence of Section 12 “Nature of Employment” is stricken and replaced by the following:
I acknowledge and agree that Wheels Up advised me to consult with an attorney prior to signing this Restrictive Covenant Agreement and further advised me that I have at least fourteen (14) calendar days within which to review and consider this Restrictive Covenant Agreement and that, if I sign this Restrictive Covenant Agreement in less time, I have done so voluntarily.
No. 6:
Section 13 “Governing Law” shall substitute “Illinois” for “New York” with respect to the choice of law and forum, during such time that I primarily reside and work in Illinois.
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LOUISIANA ADDENDUM
No. 1:
The geographic scope in Section 1 “Non-Competition” is limited to that geographic area where I had performed material responsibilities for Wheels Up, represented Wheels Up or had business contact with Restricted Wheels Up Customers in the two (2) year period preceding the termination of my employment from Wheels Up. This restricted geographic area (the “Restricted Area”) shall encompass the following Louisiana parishes: Acadia Parish, Allen Parish, Ascension Parish, Assumption Parish, Avoyelles Parish, Beauregard Parish, Bienville Parish, Bossier Parish, Caddo Parish, Calcasieu Parish, Caldwell Parish, Cameron Parish, Catahoula Parish, Claiborne Parish, Concordia Parish, DeSoto Parish, East Baton Rouge Parish, East Carroll Parish, East Feliciana Parish, Evangeline Parish, Franklin Parish, Grant Parish, Iberia Parish, Iberville Parish, Jackson Parish, Jefferson Parish, Jefferson Davis Parish, Lafayette Parish, Lafourche Parish, LaSalle Parish, Lincoln Parish, Livingston Parish, Madison Parish, Morehouse Parish, Natchitoches Parish, Orleans Parish, Ouachita Parish, Plaquemines Parish, Pointe Coupee Parish, Rapides Parish, Red River Parish, Richland Parish, Sabine Parish, St. Bernard Parish, St. Charles Parish, St. Helena Parish, St. James Parish, St. John the Baptist Parish, St. Landry Parish, St. Martin Parish, St. Mary Parish, St. Tammany Parish, Tangipahoa Parish, Tensas Parish, Terrebonne Parish, Union Parish, Vermilion Parish, Vernon Parish, Washington Parish, Webster Parish, West Baton Rouge Parish, West Carroll Parish, West Feliciana Parish, and Winn Parish, all so long as the business of Wheels Up is transacted therein.
No. 2:
The lead-in to Section 2 “Non-Solicitation/Non-Interference” is stricken and replaced by the following:
I agree that, during my employment or other service relationship and for a period of twelve (12) months following the effective date of the termination of my employment or other service relationship for any reason, I will not, in any capacity, directly or indirectly, within the Restricted Area, as defined in Section 2:…
No. 3:
Section 13 “Governing Law” shall substitute “Louisiana” for “New York” with respect to the choice of law and forum, during such time that I primarily reside and work in Louisiana.
MASSACHUSETTS ADDENDUM
No. 1:
Section 1 “Non-Competition” is stricken and replaced by the following:
1.    Non-Competition. In exchange for Wheels Up providing me the consideration set forth in the Performance-Based Restricted Stock Unit Award Agreement by and between the Company and me, dated concurrent herewith, I agree that during my employment and for a
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period of twelve (12) months from the “Termination Date” (i.e., the date of my voluntary termination of employment or of the involuntary termination of my employment with Cause (as defined below)), I will not, directly or indirectly, engage in “Competition” (as defined below) within the “Geographic Region” (as defined below).
(a)    “Cause” means misconduct, violation of any policy of Wheels Up, including any rule of conduct or standard of ethics of Wheels Up, breach of this Restrictive Covenant Agreement (including this Addendum) or the breach of any confidentiality, non-disclosure, non-solicitation or assignment of inventions obligations to Wheels Up, failure to meet Wheels Up’s reasonable performance expectations, or other grounds directly and reasonably related to the legitimate business needs of Wheels Up.
(c)    “Competition” means to provide the same or substantially similar services to a Wheels Up Competitor as those that I provided to Wheels Up during the last two (2) years of my employment with Wheels Up. “Competition” does not include passive investments of less than two percent (2%) ownership interest in any entity.
(d)    “Geographic Region” means the geographic area in which I, during any time within the last two years of my employment with Wheels Up, provided services or had a material presence or influence.
(e)    If Wheels Up enforces the restrictions in this Section 1 for a period of time after the Termination Date (the “Restraint Period”), it will pay me, during the Restraint Period, an amount equal to fifty percent (50%) of my annual base salary. My annual base salary, for the purposes of this Section 1(e), will be calculated based on my average annual salary for my last two (2) years of employment, less any applicable deductions, and excluding any incentive compensation, bonuses, benefits, or other compensation, less any applicable deductions (the “Restraint Payment”). The Restraint Payment will be paid on a pro-rata basis during the Restraint Period in the same manner that I would have received wages from Wheels Up had I been employed during the Restraint Period.
(f)    The Restraint Period shall be extended from twelve (12) months following the Termination Date to twenty-four (24) months following the Termination Date if I (i) breached my fiduciary duty(ies) to Wheels Up or (ii) unlawfully took, physically or electronically, property belonging to Wheels Up. In the event that the Restraint Period is extended due to my breach of my fiduciary duty(ies) to Wheels Up, or due to my having unlawfully taken, physically or electronically, property belonging to Wheels Up, Wheels Up shall not be required to provide payments to me during the extension of the Restraint Period.
(g)    I understand that if Wheels Up elects to waive the non-competition provisions set forth herein, I will not receive any compensation or consideration described in Section 1(e). I further understand that at the time of my separation from employment, Wheels Up shall elect whether to waive its enforcement of the non-competition provisions in this Restrictive Covenant Agreement (including this Massachusetts Addendum). I will be notified by Wheels Up of its election or waiver by letter, in a form of the following notice:
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Wheels Up Experience Inc. (the “Company”), pursuant to Section 1 of the Massachusetts Addendum (dated ___________, 20__) to the Confidentiality Agreement and Restrictive Covenants (the “Restrictive Covenant Agreement”), in its sole discretion, elects to:
     Enforce the twelve (12) month Restraint Period according to Section 1 of the Addendum. As agreed to by the parties, the Company agrees to pay the employee the amounts described in Section 1(e) of the Addendum.
     Waive enforcement of the Restraint Period. The undersigned employee shall not receive any compensation or consideration pursuant to Section 1(e) of the Addendum.
Regardless of the election or waiver, the undersigned employee remains bound by all other terms of the Restrictive Covenant Agreement, and also remains bound by the terms of any and all other agreements between the undersigned employee and the Company.
(h)    If I was already employed by Wheels Up on the date of my signature on this Restrictive Covenant Agreement, I acknowledge that this Restrictive Covenant Agreement, including this Massachusetts Addendum, was delivered to me at least ten (10) business days before the date that this Addendum was executed by both of the parties. If I was not already employed by Wheels Up on the date of my signature on this Restrictive Covenant Agreement, I acknowledge that this Restrictive Covenant Agreement, including this Massachusetts Addendum, was delivered to me (i) before a formal offer of employment was made by Wheels Up, or (ii) ten (10) business days before the commencement of my employment with Wheels Up, whichever was earlier.
(i)    I acknowledge that I have been advised of my right to consult with counsel of my own choosing prior to signing this Restrictive Covenant Agreement and this Massachusetts Addendum. By signing this Restrictive Covenant Agreement and this Addendum, I acknowledge that I had time to read and understand the terms of this Restrictive Covenant Agreement and this Addendum, and to consult with my own legal counsel, not including counsel for Wheels Up, regarding this Restrictive Covenant Agreement and the Addendum prior to their execution. I agree that I have actually read and understand this Restrictive Covenant Agreement and this Addendum and all of their terms, and that I am entering into and signing this Restrictive Covenant Agreement and this Addendum knowingly and voluntarily, and that in doing so I am not relying upon any statements or representations by Wheels Up or its agents.
(j)    I acknowledge that (i) the Non-Competition covenant contained in this Section 1 is no broader than necessary to protect Wheels Up’s trade secrets, Confidential Information, and goodwill, and (ii) the business interests identified in this Restrictive Covenant Agreement cannot be adequately protected through restrictive covenants other than the Non-Competition covenant
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contained in this Section 1, including, without limitation, the non-solicitation and non-disclosure restrictions set forth in this Restrictive Covenant Agreement.
No. 2:
Section 8 “Reasonable Terms” is supplemented by the following:
In addition, I agree that the restrictions contained in this Restrictive Covenant Agreement are reasonable and necessary to protect Wheels Up’s legitimate business interests and that full compliance with the terms of this Restrictive Covenant Agreement will not prevent me from earning a livelihood following the termination of my employment, and that these covenants do not place an undue restraint on me. I further understand that the restrictions in this Restrictive Covenant Agreement – other than the non-competition restrictions set forth in Section 1 – apply no matter whether my employment is terminated by Wheels Up or me and no matter whether that termination is voluntary or involuntary. I understand that the non-competition provisions in Section 1 apply following the voluntary termination of my employment or the involuntary termination of my employment for Cause, as defined in Section 1, unless Wheels Up elects to waive the non-competition provisions of Section 1 as set forth in Section 1(g).
No. 3:
Section 13 “Governing Law” is supplemented by the following:
Notwithstanding the foregoing, the interpretation, validity, and enforcement of the non-competition provisions set forth in Section of this Restrictive Covenant Agreement and Massachusetts Addendum will be governed by the laws of the Commonwealth of Massachusetts, without regard to any conflicts of laws principles that would require the application of the law of another jurisdiction. The parties agree that any action relating to or arising out of the non-competition provisions shall be brought in (1) the United States District Court for the District of Massachusetts, Eastern Division, if that court has subject matter jurisdiction over the dispute, or, if it does not, in (2) the Business Litigation Session of the Suffolk County Superior Court, or, if the Business Litigation Session does not accept the case for whatever reason whatsoever, the Suffolk County Superior Court. The parties agree and consent to the personal jurisdiction and venue of the federal or state courts of Massachusetts for resolution of any disputes or litigation arising under or in connection with the non-competition provisions set forth in Section 1 of this Restrictive Covenant Agreement and this Massachusetts Addendum, and waive any objections or defenses to personal jurisdiction or venue in any such proceeding before any such court.
No. 4:
A new Section 14 “Survival” is added as follows:
I agree that all non-solicitation, non-disclosure and use, non-recruiting, and disclosure obligations in this Restrictive Covenant Agreement shall survive any termination of this Restrictive Covenant Agreement and extend to the proscribed periods following my last day of employment with Wheels Up (for any reason), and no dispute regarding any other provisions of
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this Restrictive Covenant Agreement or regarding my employment or the termination of my employment shall prevent the operation and enforcement of these obligations. I further agree that all non-competition obligations in this Restrictive Covenant Agreement shall survive the voluntary termination of my employment or the involuntary termination of my employment for Cause, as defined in Section 1, unless Wheels Up elects to waive the non-competition provisions of Section as set forth in Section 1(g), and no dispute regarding any other provisions of this Restrictive Covenant Agreement or regarding my employment or the termination of my employment shall prevent the operation and enforcement of these obligations.
NEBRASKA ADDENDUM
No. 1:
The obligations under Section 1 “Non-Competition” do not apply to a Nebraska employee doing business in Nebraska, but do apply, as stated, to other competitive activity.
No. 2:
The obligations under Section 2 “Non-Solicitation/Non-Solicitation” are strictly limited to those current and existing Restricted Wheels Up Customers or employees with whom I actually did business and had direct, personal contact while employed by Wheels Up.
All other covenants, agreements and promises contained in this Restrictive Covenant Agreement remain in full force and effect and still apply to Nebraska employees doing business inside and outside of Nebraska.
OKLAHOMA ADDENDUM
No. 1:
The covenants in Section 1 “Non-Competition” do not apply to me if my base location is in Oklahoma.
No. 2:
    Section 2 “Non-Solicitation/Non-Interference” is amended such that the following language solely applies:
I covenant and agree that for a period of twelve (12) months after my employment with Wheels Up ends (for any reason), I will not directly solicit the sale of goods, services or a combination of goods and services from the established customers of Wheels Up.
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PUERTO RICO ADDENDUM
No. 1:
The covenants in Section 1 “Non-Competition” and Section 2 “Non-Solicitation/Non-Interference” are stricken and replaced by the following covenants and definitions:
1.    Non-Competition. I acknowledge and agree that Wheels Up would be irreparably damaged if I – in any capacity (i.e., as an independent contractor, consultant, employee, shareholder, member, owner or business partner) – were to provide services to any person directly or indirectly competing with Wheels Up or any of its affiliates or Engaged (as defined below) in a Competing Business (as defined below) and that such competition by me would result in a significant loss of Goodwill (as defined below) by Wheels Up. Therefore, I agree that the following are reasonable restrictions and agree to be bound by such restrictions:
(a)    During my employment, and for a period of twelve (12) months immediately following the termination of such employment for any reason, I shall not, directly or indirectly – in any capacity (i.e., as an independent contractor, consultant, employee, shareholder, member, owner or business partner) – Engage in Competing Business services or activities within the Restricted Territory (as defined below); provided, that nothing herein shall prohibit me from being a passive owner of not more than two percent (2%) of the outstanding stock of any class of a corporation which is publicly traded so long as I do not have any active participation in the business of such corporation.
(b)    I warrant and represent that the nature and extent of this non-competition clause has been fully explained to me by Wheels Up and that my decision to accept the same is made voluntarily, knowingly, intelligently and free from any undue pressure or coercion. I further warrant and represent that I have agreed to this non-competition clause in consideration of the Performance-Based RSU Award I will be receiving in conjunction with the execution of this Restrictive Covenant Agreement.
(c) For purposes of this Section 1 and Section 2, below, the following terms have the meanings set forth below:
“Similar Business” means the same or substantially the same business activity or activities performed or engaged by me for, or on behalf, of the business of Wheels Up or one of its subsidiaries or affiliated companies.
“Engage” means participate in, consult with, be employed by, or assist with the organization, policy making, ownership, financing, management, operation or control of any Similar Business in any capacity (i.e., as an independent contractor, consultant, employee, shareholder, member-owner, or business partner).
“Goodwill” means any tendency of customers, distributors, representatives, employees, vendors, suppliers, or federal, state, local or foreign governmental entities to continue or renew any valuable business relationship with Wheels Up or any Similar
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Business with which I may be associated, based in whole or in part on past successful relationships with Wheels Up or the lawful efforts of Wheels Up to foster such relationships, and in which I actively participated at any time during the most recent twelve (12) months of my employment.
“Competing Business” means any individual (including me), corporation, limited liability company, partnership, joint venture, association, or other entity, regardless of form, that is directly engaged in whole or in relevant part in any business or enterprise that is the same as, or substantially the same as, that part of Wheels Up for which I provided services during the last two (2) years of my employment, or that is taking material steps to engage in such business.
“Customers” means those individuals, companies, or other entities for which Wheels Up has provided or does provide products or services in connection with the business of Wheels Up, or those individuals, companies, or other entities to which Wheels Up has provided written proposals concerning the business of Wheels Up in the two (2) year period preceding the termination of my employment.
“Restricted Territory” means those municipalities within the Commonwealth of Puerto Rico in which I performed the Competing Business.
2.    Non-Solicitation/Non-Interference.
(a)    Non-Solicitation of Customers. I agree that for a period of twelve (12) months following the voluntary or involuntary termination of my employment for any reason, I will not, either on my own behalf or for any Competing Business, directly or indirectly solicit, divert, or appropriate (or attempt to solicit, divert, or appropriate) any Customer with which I had material business contact in the six (6) month period preceding the termination of my employment, for providing products or services that are the same as or substantially similar to those provided by Wheels Up.
(b)    Non-Solicitation of Employees. I recognize and admit that Wheels Up has a legitimate business interest in retaining its employees, representatives, agents and/or consultants and of protecting its business from previous employees, representatives, agents and/or consultants, which makes necessary the establishment of a non-solicitation clause in the Agreement. I agree that for a period of twelve (12) months following the voluntary or involuntary termination of my employment for any reason, I shall not, directly or indirectly, (i) induce or attempt to induce any employee, representative, agent or consultant of Wheels Up or any of its affiliates or subsidiaries to leave the employ or services of Wheels Up or any of its affiliates or subsidiaries, or in any way interfere with the relationship between Wheels Up or any of its affiliates or subsidiaries and any employee, representative, agent or consultant thereof, or (ii) hire any person who was an employee, representative, agent or consultant of Wheels Up or any of its affiliates or subsidiaries at any time during the twelve (12) month period immediately prior to the date on which such hiring would take place. No action by another person or entity shall be deemed to be a breach of this provision unless I directly or indirectly assisted, encouraged or otherwise counseled such person or entity to engage in such activity.
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No. 2:
Section 10 “Enforceability” is stricken in its entirety.
No. 3:
Section 13 “Governing Law” is supplemented by the following:
Notwithstanding the foregoing, the laws of Puerto Rico will govern the interpretation, validity, and enforcement of the non-competition provisions set forth in Section 1 of this Restrictive Covenant Agreement and Puerto Rico Addendum.
SOUTH CAROLINA ADDENDUM
No. 1:
The covenants in Section 1 “Non-Competition” and Section 2 “Non-Solicitation/Non-Interference” are stricken and replaced by the following covenants and definitions:
1.    Non-Competition.
(a)    I agree that for a period of twelve (12) months following the voluntary or involuntary termination of my employment for any reason, I will not, directly or indirectly, own, manage, operate, join, control, be employed by or with, or participate in any manner with a Competing Business (as defined below) anywhere in the Restricted Territory (as defined below) where doing so will require me to provide the same or substantially similar services to any such Competing Business as those that I provided to Wheels Up during the last two (2) years of my employment.
(b) For purposes of this Section 1 and Section 2, below, the following terms have the meanings set forth below:
“Competing Business” means any individual (including me), corporation, limited liability company, partnership, joint venture, association, or other entity, regardless of form, that is directly engaged in whole or in relevant part in any business or enterprise that is the same as, or substantially the same as, that part of Wheels Up for which I provided services during the last two (2) years of my employment, or that is taking material steps to engage in such business.
“Customers” means those individuals, companies, or other entities for which Wheels Up has provided or does provide products or services in connection with the business of Wheels Up, or those individuals, companies, or other entities to which Wheels Up has provided written proposals concerning the business of Wheels Up in the two (2) year period preceding the termination of my employment.
“Restricted Territory” means:
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(1)    the counties or areas where I worked for Wheels Up or had material business contact with the Customers in the two (2) year period preceding the termination of my employment with Wheels Up: and/or
(2)    the geographic territory in which I worked for Wheels Up, represented Wheels Up, or had material business contact with the Customers in the two (2) year period preceding the termination of my employment with Wheels Up.
I agree that subsections (1) and (2) above are separate and severable covenants.

2.    Non-Solicitation of Customers. I agree that for a period of two (2) years following the voluntary or involuntary termination of my employment for any reason, I will not, either on my own behalf or for any Competing Business, directly or indirectly solicit, divert, or appropriate, or attempt to solicit, divert, or appropriate any Customer with which I had material business contact in the two (2) year period preceding the termination of my employment, for the purposes of providing products or services that are the same as or substantially similar to those provided by Wheels Up.
No. 2:
The definition of “Confidential Information” in Section 11 is further limited to that Confidential Information I learn about or am exposed to through my employment with Wheels Up.
VIRGINIA ADDENDUM
No. 1:
The geographic scope in Section 1 “Non-Competition” is limited to twenty-five (25) miles from any location where I physically worked and performed material responsibilities for Wheels Up.
No. 2:
    Section 1 “Non-Competition” and Section 2 “Non-Solicitation/Non-Interference” shall not apply if, at the time of my termination of employment (for any reason), I am considered a “low-wage employee” pursuant to Virginia Code § 40.1-28.7:8(A), meaning that I earn less than the average weekly wage of the Commonwealth of Virginia as determined by subsection B of Virginia Code § 65.2-500.
No. 3:
    Sections 2(d) and 2(e) “Non-Solicitation/Non-Interference” are stricken and replaced by the following:
d. Solicit, encourage, entice or induce any Wheels Up employee to leave his or her employment with Wheels Up and become employed by a Wheels Up Competitor; or
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e. with respect to any person who was employed by Wheels Up at the time of the termination of my Wheels Up employment or during any of the twelve (12) months preceding such termination, directly or indirectly hire or cause any such person to be hired by a Wheels Up Competitor.

WASHINGTON ADDENDUM
No. 1:
The covenants in Section 1 “Non-Competition” are stricken and replaced by the following:
1.    Non-Competition.
(a)    The non-competition provisions of this Section 1 shall only apply when my annualized salaried exceeds the compensation requirements of the Restrictions on Noncompetition Covenants Bill 5478 as codified in RCW 49.
(b)    I agree that during my employment with Wheels Up and for twelve (12) months after the termination of my employment for any reason, I will not, directly or indirectly, engage in Competing Services (as defined below) with respect to any Competing Business Line (as defined below). I understand that the restrictions in this Section 1 apply no matter whether my employment is terminated by me or Wheels Up and no matter whether that termination is voluntary or involuntary. The above restrictions shall not apply to passive investments of less than two percent (2%) ownership interest in any entity. For purposes of this Restrictive Covenant Agreement, “Competing Business Line” means any business that is in competition with any business engaged in by Wheels Up and for which I performed Competing Services during the two (2) years prior to my last day of employment with Wheels Up. For purposes of this Restrictive Covenant Agreement, “Competing Services” means the same or similar responsibilities I performed for Wheels Up during the two (2) years prior to my last day of employment with Wheels Up and within the same geographic scope, or portion thereof, with respect to which I performed those responsibilities for Wheels Up.
(c)    I agree that, if and after my employment with Wheels Up ends because of or in connection with a layoff or reduction-in-force, the non-competition provisions of Section 1(a) above will not be enforced by Wheels Up unless and to the extent that it pays me an amount that is equal to or greater than my base salary rate that is in effect on the last day of my employment with Wheels Up. Such payments will be made to me at regular payroll intervals for the duration of the twelve (12) month post-employment non-competition period or such shorter period during which Wheels Up enforces these non-competition provisions. I agree that I must promptly inform Wheels Up of the date on which I begin any other employment or engagement by, with or for the benefit of any other individual or entity, at which time I agree Wheels Up may and will terminate all such payments to me. Although such payments by Wheels Up will terminate when I commence employment or any other engagement by, with or for the benefit of another individual, entity or employer, I agree that the Section 1(a) non-competition restrictions will
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remain in effect until twelve (12) months after my Company employment ends. I also agree that if I fail to timely notify Wheels Up of any other employment or engagement, and if Wheels Up’s payments to me therefore continue after I have commenced any such employment or engagement, then any such payments to me will be deemed to be placed by me in constructive trust for the benefit of Wheels Up, and I agree that I must and will promptly return all such payments to Wheels Up.
No. 2:
Section 13 “Governing Law” is stricken and replaced by the following:
This Restrictive Covenant Agreement shall be governed by and construed in accordance with the laws of the State of Washington without giving effect to any conflict of law provisions. Any claim, dispute or declaration arising out of or in connection with this Restrictive Covenant Agreement will be resolved exclusively in the state or federal courts in the State of Washington.
WISCONSIN ADDENDUM
No. 1:
The covenants in Section 1 “Non-Competition” are stricken and replaced by the following:
1. Non-Competition. For as long as I am employed by Wheels Up, I shall devote my full time and efforts to Wheels Up and shall not participate, directly or indirectly, in any business or activity that is in competition with Wheels Up. During the twelve (12) month period following the effective date of the termination of my Wheels Up employment for any reason, I agree not to directly or indirectly have Responsibilities (as defined below) for any Wheels Up Competitor (as defined below). This provision shall not prohibit me from being a passive owner of not more than two percent (2%) of the outstanding stock of any class of securities of a corporation that is publicly traded, so long as I have no active participation in the business of such corporation. For purposes of this Section 1, “Responsibilities” means the same or similar responsibilities I performed for Wheels Up during the two (2) years prior to my last day of employment with Wheels Up in which the Confidential Information I have would be competitively valuable and within the same geographic scope, or portion thereof, with respect to which I performed those responsibilities for Wheels Up.
No. 2:
The covenants in Sections 2(d) and 2(e) “Non-Solicitation/Non-Interference” are stricken and replaced by the following:
d.    (i) Solicit or attempt to persuade any then-current employee of Wheels Up with whom I currently work or with whom I worked at any point during the two years prior to my last day of employment with Wheels Up, and who possesses or had access to Confidential Information, to leave the employ of Wheels Up and join a competitor; (ii) interfere with the
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performance by any such employee of his/her duties for Wheels Up; or (iii) communicate with any such employee for the purposes described in items (i) and (ii) in this Section 2(d). This restriction shall apply in all geographic areas in which Wheels Up does business.
No. 3:
Section 3 “Non-Disclosure” is supplemented by the following:
To the extent the above obligation of non-use and non-disclosure of Confidential Information applies after the termination of my employment and to Confidential Information that does not meet the definition of a trade secret under applicable law, it shall apply only for two (2) years after the termination of my employment and only in geographic areas in which the unauthorized use or disclosure of such Confidential Information would be competitively damaging to Wheels Up.
No. 4:
    Section 10 “Enforceability” is supplemented by the following:
    The restrictive covenants in this Restrictive Covenant Agreement are intended to be divisible and interpreted and applied independent of each other.
No. 5:
The definition of “Restricted Wheels Up Customer” in Section 11 is stricken and replaced by the following:
“Restricted Wheels Up Customer” means any person, company or entity that was a customer of Wheels Up and with which I had direct contact for purposes of performing responsibilities for Wheels Up or for which I had supervisory responsibilities on behalf of Wheels Up, in either case at any time during the two (2) years prior to my last day of employment with Wheels Up. To the extent permitted by applicable law, Restricted Wheels Up Customer also means any prospective customer(s), vendor(s), supplier(s) or referral source(s) with which I had business contact on behalf of Wheels Up in the twelve (12) months prior to my last day of employment with Wheels Up.

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